Execution Version 4164-8683-7320.35 SHARE PURCHASE AGREEMENT by and among Camtek Ltd. Citus 49. GmbH (in future: Camtek Germany Holding GmbH) as Purchaser and FormFactor GmbH as Seller and FormFactor, Inc. as Parent and FRT GmbH as Company Dated as of September 17, 2023

TABLE OF CONTENTS Page i 4164-8683-7320.35 ARTICLE I THE SHARE SALE Section 1.1 Purchase and Sale of the Shares ............................................................................. 1 Section 1.2 Assignment of the Shares ....................................................................................... 1 Section 1.3 Closing ................................................................................................................... 2 Section 1.4 Purchase Price ........................................................................................................ 2 Section 1.5 Estimated Purchase Price ....................................................................................... 2 Section 1.6 Payment Mechanics at Closing .............................................................................. 3 Section 1.7 Post-Closing Adjustment. ....................................................................................... 3 Section 1.8 Tax Withholding .................................................................................................... 5 Section 1.9 VAT ........................................................................................................................ 5 ARTICLE II REPRESENTATIONS AND WARRANTIES BY THE COMPANY, PARENT AND SELLER Section 2.1 Ownership of the Shares ........................................................................................ 5 Section 2.2 Authority ................................................................................................................ 5 Section 2.3 Organization and Qualification .............................................................................. 6 Section 2.4 No Conflict; Required Consents and Approvals .................................................... 6 Section 2.5 Absence of Claims; Actions ................................................................................... 7 Section 2.6 Insolvency .............................................................................................................. 7 Section 2.7 Articles of Association ........................................................................................... 7 Section 2.8 Capitalization ......................................................................................................... 7 Section 2.9 Compliance with Applicable Law; Permits ............................................................ 8 Section 2.10 Financial Statements .............................................................................................. 9 Section 2.11 Absence of Changes ............................................................................................. 10 Section 2.12 Litigation and Restrictions on Business Activities ............................................... 10 Section 2.13 Employee Benefits ............................................................................................... 10 Section 2.14 Labor and Employment Matters ........................................................................... 11 Section 2.15 Real Property ........................................................................................................ 13 Section 2.16 Environmental Matters ......................................................................................... 13 Section 2.17 Intellectual Property ............................................................................................. 14 Section 2.18 Data Protection ..................................................................................................... 17 Section 2.19 Information Technology ....................................................................................... 17 Section 2.20 Taxes .................................................................................................................... 17 Section 2.21 Material Contracts ................................................................................................ 19 Section 2.22 Tangible Assets; Inventory ................................................................................... 21 Section 2.23 Insurance .............................................................................................................. 22 Section 2.24 Compliance With Anti-Corruption Laws ............................................................. 22 Section 2.25 Product Warranties; Product Liability .................................................................. 23 Section 2.26 Suppliers and Customers ...................................................................................... 23 Section 2.27 Brokers ................................................................................................................. 24 Section 2.28 Related Party Transactions ................................................................................... 24 Section 2.29 General ................................................................................................................. 24 ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER Section 3.1 Organization and Qualification ............................................................................ 24 Section 3.2 Authority .............................................................................................................. 24

TABLE OF CONTENTS (continued) ii 4164-8683-7320.35 Section 3.3 No Conflict; Required Consents and Approvals .................................................. 25 Section 3.4 Brokers ................................................................................................................. 25 Section 3.5 Litigation .............................................................................................................. 25 Section 3.6 Financial Ability ................................................................................................... 25 Section 3.7 Pending Transactions ........................................................................................... 25 ARTICLE IV COVENANTS Section 4.1 Conduct of Business of the Company .................................................................. 26 Section 4.2 Restrictions on Conduct of Business of the Company ......................................... 27 Section 4.3 Reasonable Efforts; Antitrust; FDI....................................................................... 29 Section 4.4 Domination and Profit and Loss Transfer Agreement ......................................... 30 Section 4.5 Third Party Notices and Consents. ....................................................................... 31 Section 4.6 Confidentiality ...................................................................................................... 31 Section 4.7 Public Announcements ......................................................................................... 32 Section 4.8 Exclusivity ............................................................................................................ 32 Section 4.9 Non-compete; Non-Solicit ................................................................................... 33 Section 4.10 Employees and Contractors .................................................................................. 35 Section 4.11 Third Party Communications ............................................................................... 38 Section 4.12 Tax Matters .......................................................................................................... 39 Section 4.13 Access to Information .......................................................................................... 41 Section 4.14 Reserved ............................................................................................................... 41 Section 4.15 Representation and Warranty Policy .................................................................... 41 Section 4.16 Parent, Seller and Company Release .................................................................... 41 Section 4.17 Transition Services ............................................................................................... 42 Section 4.18 Restructuring Activities; Purchase Orders ........................................................... 42 Section 4.19 Joint and Several Liability .................................................................................... 43 Section 4.20 Collaboration ........................................................................................................ 43 ARTICLE V CONDITIONS TO CLOSING Section 5.1 Conditions to Obligations of Purchaser................................................................ 43 Section 5.2 Conditions to Obligations of Parent and Seller .................................................... 45 ARTICLE VI SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION Section 6.1 General Survival ................................................................................................... 46 Section 6.2 Indemnification .................................................................................................... 46 Section 6.3 Indemnification Procedures .................................................................................. 48 Section 6.4 Representation and Warranty Policy Related Matters.......................................... 49 Section 6.5 Exclusive Remedy ................................................................................................ 49 Section 6.6 Tax Treatment of Indemnity Payments and Certain Other Payments .................. 49 ARTICLE VII TERMINATION Section 7.1 Termination .......................................................................................................... 50 Section 7.2 Effect of Termination ........................................................................................... 50 ARTICLE VIII MISCELLANEOUS Section 8.1 Entire Agreement; Assignment; Successors ......................................................... 50

TABLE OF CONTENTS (continued) iii 4164-8683-7320.35 Section 8.2 Severability .......................................................................................................... 51 Section 8.3 Notices .................................................................................................................. 51 Section 8.4 German Terms ...................................................................................................... 52 Section 8.5 Governing Law ..................................................................................................... 52 Section 8.6 Arbitration ............................................................................................................ 52 Section 8.7 Interpretation; Article and Section References .................................................... 53 Section 8.8 No Third-Party Beneficiaries ............................................................................... 53 Section 8.9 Amendment and Modification ............................................................................. 53 Section 8.10 Fees and Expenses ................................................................................................ 53 Section 8.11 Waivers ................................................................................................................ 53 Section 8.12 No Presumption Against Drafting Party .............................................................. 54 Section 8.13 Materials Made Available .................................................................................... 54

iv 4164-8683-7320.35 TABLE OF EXHIBITS AND ANNEXES Exhibit A List of Key Employees Exhibit B Consulting Agreement Exhibit C Form of Public Deed Exhibit D Seller’s Designated Account Exhibit E Form of Post-Closing Statement Exhibit F Disclosure Schedule Exhibit G Representation and Warranty Policy Exhibit H Additional Employees Exhibit I Carve-Out Employees Annex A Definitions

v 4164-8683-7320.35 TABLE OF SCHEDULES Schedule 4.2 Restrictions on Conduct of Business of the Company Schedule 4.18(a) Restructuring Activities Schedule 4.18(b) Purchase Orders Schedule 5.1(h)(ii) Retained Employees Schedule 6.4 Illustration of Representation and Warranty Policy Payments Schedule A-1 Seller’s Knowledge Schedule A-2 Net Working Capital

4164-8683-7320.35 SHARE PURCHASE AGREEMENT This SHARE PURCHASE AGREEMENT, dated September 17, 2023 (this “Agreement”), is entered into by and among CAMTEK Ltd., a public limited company organized under the laws of Israel (“Camtek IL”), Citus 49. GmbH (in future: Camtek Germany Holding GmbH), a limited liability company organized under the laws of Germany (“Camtek GER”), FormFactor GmbH, a limited liability company (GmbH) organized under the laws of Germany registered with the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Dresden under registration number HRB 3021 (“Seller”), FormFactor, Inc., a public Delaware corporation (“Parent”), and FRT GmbH, a limited liability company organized under the laws of Germany registered with the Commercial Register of the Local Court of Cologne under registration number HRB 87409 (the “Company”). Capitalized terms used in this Agreement but not otherwise defined shall have the meanings set forth in Annex A to this Agreement. Camtek IL and Camtek GER, hereinafter “Purchaser”. RECITALS A. Seller is the legal and beneficial owner of 196,867 (one hundred ninety six thousand eight hundred sixty seven) ordinary shares (Geschäftsanteile) of the Company (the “Shares”), each with a nominal value of EUR 1.00 and with a total nominal value of EUR 196,867.00, which constitute all of the outstanding capital shares of the Company. B. Seller wishes to sell and transfer, and Purchaser wishes to purchase and accept transfer of all of the Shares on the terms and subject to the conditions of this Agreement (the “Share Sale”). C. As one of the conditions and material inducements to Purchaser’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, the employees of the Company listed on Exhibit A (the “Key Employees”) have entered into new employment arrangements (the “Employment Arrangements”), to become effective upon the Closing. D. Concurrently with the execution and delivery of this Agreement, the Company, Seller and the founder of Fries Research & Technology GmbH i.L. (the business assets of which were transferred to the Company after its foundation in 2016) and managing director of the Company, in the agreed-upon form attached hereto as Exhibit B (the “Consulting Agreement”), have entered into such Consulting Agreement. E. The respective boards of directors of Parent, Seller, Purchaser and the Company have carefully considered the terms of this Agreement and have determined that the terms and conditions of the transactions contemplated hereby, including the Share Sale, are fair to, in the best interests of, and are advisable to, Parent, Seller, Purchaser and the Company, as applicable, and have approved this Agreement and the transactions contemplated by this Agreement. In consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows: ARTICLE I THE SHARE SALE Section 1.1 Purchase and Sale of the Shares. On the terms and subject to the conditions of this Agreement, Seller shall sell and transfer in rem (abtreten) pursuant to Section 15 para. 3 GmbHG to Purchaser at the Closing, and Purchaser shall purchase from Seller at the Closing, all of the Shares free and clear of all Encumbrances and together with all accrued rights and benefits attached thereto. Seller and Purchaser shall take such actions as are necessary and legally required to reflect the transfer in rem of the Shares on the shareholder list (Gesellschafterliste) filed with the Company’s commercial register immediately after Closing. Section 1.2 Assignment of the Shares. At the Closing, Seller shall transfer in rem all Shares in the Company to Camtek GER in accordance with Section 1.3(b). The ownership and risk in the Shares shall pass to Purchaser effective upon the Closing.

2 4164-8683-7320.35 Section 1.3 Closing. (a) Closing Timing; Date. The closing of the Share Sale (the “Closing”) shall take place at the offices of White & Case LLP, Bockenheimer Landstraße 20, 60323 Frankfurt am Main, Germany, as soon as practicable, but in no event later than five (5) Business Days after satisfaction or, to the extent permitted by Applicable Law, waiver of all conditions to the obligations of the parties set forth in Article V (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), or at such other place or on such other date as Seller and Purchaser may mutually agree in writing, it being understood that the notarization of the public deed pursuant to Section 1.3(b) shall take place before a notary in Frankfurt am Main, Germany. The day on which the Closing takes effect is referred to as the “Closing Date.” The Closing shall be deemed to take effect at 12:01 a.m. Central European Time on the date all Closing Deliverables have been delivered and the Estimated Purchase Price has been received on the Seller’s Designated Account. (b) Closing Deliverables. At the Closing, Parent and Seller shall: (i) deliver to Purchaser a letter by the managing director of the Company, and countersigned by the Company, resigning from such office and a shareholders’ resolution confirming the managing director’s removal with effect as of the Closing; and (ii) deliver to Purchaser three (3) USB sticks evidencing the documents and other materials that were Made Available to Purchaser, and indicating, for each such document or other material, the date it was uploaded to the Data Room. At the Closing, Parent, Seller and Purchaser (as applicable) shall: (iii) execute a public deed before a German notary public substantially in the form of Exhibit C (the “German Transfer Deed”) delivering title to all of the Shares to Purchaser subject to the condition precedent of the payment of the Estimated Purchase Price; (iv) execute and deliver to the respective other party the Transaction Documents; (v) deliver to the respective other party all shareholders’ and board approvals required by it to consummate the transactions contemplated by this Agreement; and (vi) deliver to the respective other party such other documents and declarations proving the fulfillment of the conditions to Closing set out in Section 5.1 and Section 5.2. (each, a “Closing Deliverable”, and collectively, “Closing Deliverables”). Section 1.4 Purchase Price. Subject to adjustment in accordance with Section 1.7 and the indemnification obligations of Parent and Seller for Losses as set forth under Article VI, the aggregate consideration in respect of all of the Shares pursuant to this Article I shall be an amount equal to: US$ 100,000,000 (One Hundred Million Dollars) (the “Enterprise Value”) (i) plus the Closing Cash, (ii) minus the Closing Indebtedness, (iii) plus the Closing Net Working Capital Adjustment, and (iv) minus the Closing Transaction Expenses, each as set forth in the Post-Closing Statement (as so adjusted, the “Purchase Price”). Section 1.5 Estimated Purchase Price. (a) Seven (7) Business Days prior to the Closing Date, Parent and Seller shall prepare and deliver to Purchaser a statement (the “Estimated Closing Statement”) setting forth in Dollars, estimated balance sheet as of the Closing Date prepared in good faith, and in accordance with

3 4164-8683-7320.35 US GAAP in a manner consistent with the policies and principles used by the Company in connection with the preparation of the Financial Statements, consistently applied, as well as its good faith estimates of (i) the amount of the Closing Indebtedness (the “Estimated Closing Indebtedness”), (ii) the amount of the Closing Cash (the “Estimated Closing Cash”), (iii) the Closing Net Working Capital (the “Estimated Closing Net Working Capital”), (iv) Estimated Closing Net Working Capital Adjustment and (v) the Closing Transaction Expenses (the “Estimated Transaction Expenses”), quantifying in reasonable detail the estimates of the items constituting such Closing Cash, Closing Indebtedness, Closing Net Working Capital, Closing Net Working Capital Adjustment and Closing Transaction Expenses, with such statement to conclude with a good faith estimate of the Purchase Price (“Estimated Purchase Price”), in each case calculated in accordance with the terms of this Agreement. The Estimated Closing Statement shall be prepared in a manner consistent with the policies and principles used by the Company in connection with the preparation of the Financial Statements, consistently applied. (b) For purposes of the Estimated Closing Statement and all calculations (including payments) in this Article I, the rate of exchange as between any two currencies, shall be determined based upon the amounts for such currencies consistent with the rates currently utilized by the Company in its financial statements. (c) During the period after the delivery of the Estimated Closing Statement and prior to the Closing Date, the parties’ respective CFOs shall have an opportunity to discuss the Estimated Closing Statement and cooperate in good faith to mutually agree upon the Estimated Closing Statement in the event Purchaser disputes any item proposed to be set forth on such statement; provided, that, if the parties’ respective CFOs are not able to reach mutual agreement prior to the Closing Date, the Estimated Closing Statement provided by Parent and Seller to Purchaser shall be binding for purposes of this Section, but not, for the avoidance of doubt, for purposes of Section 1.7. Section 1.6 Payment Mechanics at Closing. At the Closing, Purchaser shall pay, or cause to be paid, in cash, to Seller, by wire transfer of immediately available funds to a bank account designated by Seller in Exhibit D (the “Designated Seller Account”), the Estimated Purchase Price in Dollars. Section 1.7 Post-Closing Adjustment. (a) Within thirty (30) Business Days after the Closing Date, Purchaser shall prepare and deliver to Seller a statement (the “Post-Closing Statement”) substantially in the form attached hereto as Exhibit E setting forth (i) an unaudited balance sheet as of the Closing Date of the Company, prepared in accordance with US GAAP and in a manner consistent with the policies and principles used by the Company in connection with the preparation of the Financial Statements, consistently applied, (ii) Purchaser’s calculation, in reasonable detail, of Closing Cash, Closing Indebtedness, Closing Net Working Capital Adjustment and Closing Transaction Expenses, and (iii) Purchaser’s calculation, in reasonable detail, of any necessary adjustment to the Estimated Purchase Price, in each case calculated in accordance with the terms of this Agreement. (b) During the twenty (20) Business Day period following delivery of the Post- Closing Statement to Seller, Purchaser shall provide Seller and its Representatives with other information and supporting materials used in preparing the Post-Closing Statement reasonably requested by Seller and its Representatives. The Post-Closing Statement and its calculation of the Purchase Price shall become final and binding on the twentieth (20th) Business Day following delivery thereof, unless prior to the end of such period, Seller delivers to Purchaser written notice of its disagreement (a “Notice of Disagreement”) specifying the nature and amount of any disputed item. Seller shall be deemed to have agreed with all items and amounts in the Post-Closing Statement not specifically referenced in the Notice of Disagreement, and such items and amounts shall not be subject to review under subsection (c) below. (c) During the ten (10) Business Day period following delivery of a Notice of Disagreement by Seller to Purchaser, the parties shall seek in good faith to resolve in writing any differences they may have with respect to the matters specified therein. During such ten (10) Business

4 4164-8683-7320.35 Day period, each party shall provide the other party and their respective Representatives with reasonable access during normal business hours upon reasonable advance notice to the working papers of the other party and such party’s respective Representatives relating to such Notice of Disagreement, and each party shall and shall cause its respective Representatives to cooperate with the other party and such other party’s respective Representatives to provide them with other information used in preparation of the Post-Closing Statement and/or such Notice of Disagreement, as applicable, as reasonably requested by each party or such party’s Representatives including, upon reasonable advance notice, access during normal business hours to relevant personnel and records. Any disputed items resolved in writing between Seller and Purchaser within such ten (10) Business Day period shall be final and binding with respect to such items, and if Seller and Purchaser agree in writing on the resolution of each disputed item specified in the Notice of Disagreement, the amount so determined shall be final and binding on the parties for all purposes hereunder. (d) If Seller and Purchaser have not resolved all such differences by the end of such ten (10) Business Day period, Seller or Purchaser shall have the right to submit, in writing, to a public accounting firm of international reputation with capabilities in the United States and Germany and which is not conflicted with either Seller or Purchaser as shall be agreed in writing by Seller and Purchaser (the “Accounting Firm”), their briefs detailing their views as to the correct nature and amount of each item remaining in dispute and the amounts of Closing Cash, Closing Indebtedness, Closing Net Working Capital Adjustment and Closing Transaction Expenses, (in each case, if and to the extent disputed), and the Accounting Firm shall make a written determination as to each such disputed item and the Purchase Price calculated thereupon, which determination shall be final and binding on the parties for all purposes hereunder. Purchaser, Parent and Seller shall provide to the Accounting Firm all working papers and back-up materials relating to the items remaining in dispute to the extent available to Purchaser and Seller. Purchaser and Seller shall be afforded the opportunity to present to the Accounting Firm any material related and to discuss the issues with the Accounting Firm. The Accounting Firm shall be authorized to resolve only those items remaining in dispute between the parties in accordance with the provisions of this Section within the range of the difference between Purchaser’s position with respect thereto and Seller’s position with respect thereto. The determination of the Accounting Firm shall be accompanied by a certificate of the Accounting Firm that it reached such determination in accordance with the provisions of this Section. Seller and Purchaser shall use their commercially reasonable efforts to cause the Accounting Firm to render a written decision resolving the matters submitted to it within twenty (20) Business Days following the submission thereof. Notwithstanding anything to the contrary in this Agreement, the costs of any dispute resolution pursuant to this subsection, including the fees and expenses of the Accounting Firm and of any enforcement of the determination thereof, shall be shared by Seller and Purchaser in inverse proportion to the relative amounts of the disputed amount determined to be for the account of Seller and Purchaser, respectively. The fees and disbursements of the Representatives of each party incurred in connection with their preparation or review of the Post-Closing Statement and preparation or review of any Notice of Disagreement, as applicable, shall be borne by such party. (e) The Estimated Purchase Price, as adjusted pursuant to this Section 1.7 in light of the final and binding Post-Closing Statement, shall be considered the Purchase Price. The amount by which the Purchase Price exceeds or is less than the Estimated Purchase Price shall be (such upward or downward amount, the “Adjustment Amount”). If the Purchase Price is less than the Estimated Purchase Price, then Parent and Seller shall pay such Adjustment Amount to Purchaser no later than five (5) Business Days following the date of the determination of the Adjustment Amount. If the Purchase Price is greater than the Estimated Purchase Price, then Purchaser shall pay such Adjustment Amount to Seller no later than five (5) Business Days following the date of the determination of the Adjustment Amount. Parent, Seller, Purchaser, and the Company agree to treat any payment made pursuant to this Section 1.7(e) as an adjustment to the purchase price for all income tax purposes, except as required by Applicable Law. (f) Payments of the Adjustment Amount shall be made by wire transfer of Dollars in immediately available funds to Seller’s Designated Account or such account as may be designated in writing by Purchaser (as applicable).

5 4164-8683-7320.35 Section 1.8 Tax Withholding. Notwithstanding anything in this Agreement to the contrary, all amounts payable pursuant to the terms of this Agreement shall be subject to applicable Tax withholding requirements, and Purchaser and its agents, shall be entitled to deduct or withhold or cause to be deducted or withheld from amounts payable pursuant to this Agreement any amount that is required to be deducted or withheld under Applicable Law with respect to Taxes. To the extent that amounts are so deducted or withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the Persons with respect to whom such amounts were deducted or withheld. Subject and without prejudice to the foregoing sentences of this Section 1.8, Purchaser will take commercially reasonable steps to assist Seller (at Seller’s cost and expense and following the reasonable request of Seller) in obtaining any available exemption or refund of any Taxes permitted to be withheld pursuant to this Section 1.8 from the applicable Taxing Authority. Section 1.9 VAT. The parties believe that the Share Sale is either not taxable for VAT purposes or exempt from VAT. Seller undertakes not to opt in favor of and shall not waive any exemption from VAT in respect of the Share Sale. If and to the extent the Share Sale is treated as subject to and not exempt from VAT by any Tax authority, Purchaser shall pay such VAT from the Closing Date in addition to the Purchase Price, unless such treatment results from Seller not fully complying with its undertaking under sentence 2 of this Section in which case the Purchase Price shall be inclusive of VAT. VAT from the Closing Date is due for payment as soon as Purchaser has received from Seller an invoice which complies with mandatory Applicable Law. ARTICLE II REPRESENTATIONS AND WARRANTIES BY THE COMPANY, PARENT AND SELLER Except as set forth in the corresponding Sections or subsections of the disclosure schedule contained in Exhibit F (it being understood that the disclosures set forth in each Section and subsection of which: (A) qualify only (i) the corresponding Section or subsection of this Article II of the Agreement and (ii) such other Sections and subsections of this Article II of the Agreement for which it is readily and objectively apparent from a reading of the disclosure without any independent knowledge on the part of the reader regarding the matter disclosed that such disclosure is applicable to such other Sections or subsections, and (B) shall be deemed for all purposes to be part of the representations and warranties made in the corresponding Section or subsection of this Article II of the Agreement) (the “Disclosure Schedule”), Parent, Seller and Company hereby, jointly and severally, upon the execution of this Agreement and, except where stated otherwise, at Closing represent and warrant to Purchaser as follows: Section 2.1 Ownership of the Shares. Seller is the sole legal and beneficial owner of the Shares as set out in Section 2.1 of the Disclosure Schedule which represent 100% of the total share capital of Company. Neither Seller nor any of its Affiliates nor any other Person (other than the Company) has any options, warrants, instruments of any kind convertible into shares of the Company, any or other rights to acquire capital shares or any other security of the Company. There is no Encumbrance over or affecting any of the Shares or any unissued capital shares of the Company, nor is there any agreement or commitment to create any such Encumbrance and no Person other than Seller has any right or interest in relation to the Shares. No Contract exists between the Company and Seller or any of their Affiliates and any other Person (other than the Company) in relation to the Shares or any unissued capital shares of the Company. Section 2.2 Authority. Each of Parent, Seller and Company has all necessary power and authority to execute and deliver this Agreement and each other Transaction Document to which it is or, at the Closing, will become a party, to perform its obligations under this Agreement and each such other Transaction Document to which it is a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Parent, Seller and Company of this Agreement and each other Transaction Document to which it is or, at the Closing, will become a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of each of Parent, Seller and Company (including by the respective shareholders’ meeting, board of directors or equivalent governing body), and no other corporate, partnership or similar proceedings on the part of each of Parent, Seller and the Company are

6 4164-8683-7320.35 necessary to authorize this Agreement and each such other Transaction Document, or to perform their obligations under or to consummate the transactions contemplated hereby and thereby. Each of Parent, Seller and Company has or, with respect to any Transaction Document to be executed at the Closing, at the Closing will have duly and validly executed and delivered this Agreement and each other Transaction Document to which it is or, at the Closing, will become a party and, assuming the due authorization, execution and delivery of the other parties hereto and thereto, this Agreement and each such other Transaction Document constitutes or, with respect to any Transaction Document to be executed at the Closing, will constitute the valid, legal and binding obligations of each of Parent, Seller and Company, as applicable, enforceable against each of Parent, Seller and Company in accordance with its respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Section 2.3 Organization and Qualification. (a) Each of Parent, Seller and Company is a company duly established, duly organized, and validly existing under the Applicable Laws and has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted and as currently proposed to be conducted. Each of Parent, Seller and Company is duly qualified or licensed to do business, and is in good standing (to the extent such concept or a comparable status is recognized), in each jurisdiction where the character of the properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary. (b) Except to the extent set forth in Section 2.3(b) of the Disclosure Schedule, the Company did not have nor has any subsidiaries and does not directly or indirectly own or has owned any equity, partnership, membership or similar interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such equity, partnership, membership or similar interest, or is under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution or other investment in or assume any Liability of, any Person. Section 2.4 No Conflict; Required Consents and Approvals. (a) Except to the extent set forth in Section 2.4(a) the execution, delivery and performance by Parent, Seller and Company of this Agreement and each of the Transaction Documents to which Parent, Seller or Company is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (i) conflict with or violate any Applicable Law with respect to Parent, Seller and Company; or (ii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default or breach) under, require any consent of or notice to any Person pursuant to, or give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any Person or otherwise adversely affect any rights of Parent, Seller and/or the Company under, or result in the creation of any Encumbrance on any property, asset or right of Parent, Seller, or Company pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other Contract to which Parent, Seller or Company is a party or by which Parent, Seller, or the Company or any of its respective properties, assets or rights are bound or affected. (b) Except to the extent set forth in Section 2.4(b), the execution, delivery and performance by Parent, Seller, and Company of this Agreement and each of the Transaction Documents to which Parent, Seller or Company is or will be a party and the consummation of the transactions contemplated hereby or thereby by Parent, Seller or the Company does not, and the performance of this Agreement by Parent, Seller and the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity for such performance or in order to prevent the termination of any right, privilege, license or qualification of Parent, Seller or the Company.

7 4164-8683-7320.35 Section 2.5 Absence of Claims; Actions. Neither Parent, Seller nor any other Affiliate thereof has any existing dispute of any kind with the Company, nor are there any facts and circumstances that would be reasonably likely to serve as a basis therefor. There are no Actions of any nature pending or threatened in writing arising out of or relating to Seller’s ownership of the Shares or any other Contract between Parent, Seller or any other Affiliate thereof and the Company, nor is there any Action pending or threatened with respect to which Parent, Seller or any other Affiliate thereof has any right pursuant to Applicable Law or Contract to indemnification or contribution from the Company, nor, to Seller’s Knowledge, is there any basis therefor. No Action seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the Transaction Documents has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis for any such Action. There is no outstanding order, writ, judgment, injunction, decree, determination or award of, or pending or threatened investigation by, any Governmental Entity relating to the Company, or any of its respective properties or assets, or any of their respective officers, directors or managing directors, or the transactions contemplated by this Agreement or the Transaction Documents. Section 2.6 Insolvency. No order has been made, petition presented or meeting convened for the bankruptcy or winding up of Parent, Seller or the Company or for the appointment of any liquidator or in relation to any other process whereby the assets of Parent, Seller or Company are distributed amongst its creditors and/or shareholders or other contributors. No insolvency or similar proceedings are pending or threatened against Parent, Seller or the Company or their assets. There are no Actions under any applicable bankruptcy, insolvency, reorganization or similar Applicable Laws, and no events have occurred which, under Applicable Law, would be reasonably likely to justify any such cases or proceedings. No receiver, insolvency administrator or trustee has been appointed in respect of the whole or any part of any of the property or assets of Parent, Seller or the Company, nor has any such order been made (including, in any relevant jurisdiction, any other order by which, during the period it is in force, the affairs and assets of Parent, Seller or Company are managed by a Person appointed for the purpose by a Governmental Entity or similar body). None of Parent, Seller or the Company has taken any steps with a view to a suspension of payments or a moratorium of any indebtedness or has made any voluntary arrangement with any of its creditors or is insolvent, over-indebted (überschuldet) or unable to pay its debts as they fall due (zahlungsunfähig), nor is such situation imminent. Section 2.7 Articles of Association. The Company has Made Available to Purchaser a complete and correct copy of the articles of association (Gesellschaftsvertrag), as amended to date, of the Company. These articles of association are in full force and effect. Section 2.8 Capitalization. (a) The total share capital of the Company consists of 196,867 (one hundred ninety six thousand eight hundred sixty seven) ordinary shares as reflected in Section 2.1 of the Disclosure Schedule, with a total nominal value of EUR 196,867.00 which constitute all of the share capital of the Company. (b) Section 2.8(b) of the Disclosure Schedule sets forth the owners of the Shares, which constitute all of the outstanding shares of the Company. (c) The Company has not issued or agreed to issue, or is obligated to issue, any: (i) share of capital shares or other equity or ownership interest; (ii) option, warrant or interest convertible into or exchangeable or exercisable for the purchase of capital shares or other equity or ownership interests; (iii) share appreciation right, phantom shares, interest in the ownership or earnings of the Company or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire, or that relate to the holding, voting or disposition of or that restrict the transfer of, the issued or unissued capital shares or other equity or ownership interests of the Company. (d) Each outstanding capital share or other equity or ownership interest of the Company is duly authorized, validly issued, fully paid and non-assessable and free and clear of any

8 4164-8683-7320.35 Encumbrance. There are no declared or accrued but unpaid dividends or other distributions with respect to any Shares. Seller is not obliged to make any further contributions in relation to the Shares (keine Nachschusspflicht). (e) Section 2.8(e) of the Disclosure Schedule sets forth a complete and accurate list of all shareholder agreements, investors rights agreements, voting agreements, voting trusts, right of first refusal and co-sale agreements, pre-emptive rights agreements, rights of first negotiation, rights to notice of an acquisition proposal from a third party, management rights agreements and all other similar agreements or Contracts to which the Company is a party or by which it is bound relating to the transfer, voting or registration of any capital shares or any other securities of the Company and no shareholder or other security holder of the Company is party to such an agreement. (f) The Company has Made Available to Purchaser complete and correct copies of the applicable share transfer documentation pertaining to any transfer or issuance of the Shares. Any such documentation accurately reflects all transactions in the capital shares and other equity or equity equivalent interests of the Company (including with respect to the Shares). (g) The Company and the transactions contemplated hereby are not, and by the passage of time will not be, subject to a right of first negotiation, right of first offer or refusal, pre- emptive right, or any other similar right granted by the Company (or Parent, Seller or their Affiliates ) to and in favor of a third party with respect to an Acquisition Proposal or a potential Acquisition Proposal or otherwise that could affect, threaten the compliance of any of the exclusivity obligations under Section 4.8, or cause any delays in the consummation of the transactions contemplated by this Agreement. Section 2.9 Compliance with Applicable Law; Permits. (a) The Company has been in material compliance with Applicable Laws relevant for the business carried out by the Company from time to time since October 9, 2019. The Company has not received, nor is, to the Seller’s Knowledge, there any basis for, any notice, order, complaint or other communication from any Governmental Entity or any other Person that the Company is not or has not been in material compliance with Applicable Law relevant for the business carried out by the Company from time to time since October 9, 2019. No investigation or review by any Governmental Entity regarding a material violation of Applicable Law relevant for the business carried out by the Company has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis therefor. (b) The Company is in possession of all Permits necessary for the Company to lawfully carry on its business as it is now being conducted and is proposed under the Operating Plan to be conducted, including, without limitation, all Permits applicable to Company Products (the “Company Permits”). The Company is and has since October 9, 2019 been in material compliance with all such Company Permits. No suspension, cancellation, modification, revocation or non-renewal of any Company Permit has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis therefor. (c) Export Control Laws. Without diluting the generality or full effect of Section 2.9(a) and Section 2.9(b), the Company is and has since October 9, 2019 been in material compliance with all applicable Export Control Laws. Without limiting the foregoing: (A) the Company has obtained all export licenses and other approvals required for its exports of products, Software, services and technologies required by any applicable Export Control Law and all such approvals and licenses are in full force and effect; (B) the Company is in material compliance with the terms of such applicable export licenses or other approvals; (C) there are no pending or threatened claims in writing against the Company with respect to such export licenses or other approvals; (D) there are no actions, and conditions or circumstances pertaining to the Company’s export transactions that would reasonably be expected to give rise to any future Actions against the Company; and (E) the Company has established internal controls and procedures intended to ensure compliance with all applicable Export Control Laws.

9 4164-8683-7320.35 (d) Economic Sanctions Laws. Without limiting the generality or full effect of Section 2.9(a) and Section 2.9(b), the Company is and has since October 9, 2019 been in compliance with all Economic Sanctions Laws. Neither the Company nor any of its directors, officers, or employees is a Prohibited Person, is a target of Israeli Sanctions or is engaged in or has previously engaged in any transactions or dealings with Prohibited Persons or parties subject to Israeli Sanctions or other Economic Sanctions. The representations and warranties in this Section 2.9(d) are made only to the extent that they do not violate or conflict with Section 7 of the German Foreign Trade and Payments Regulation (Außenwirtschaftsverordnung) or Article 5 of Council Regulation (EC) No 2271/96 of 22 November 1996. (e) Company Products. Each Company Product is in compliance with industry standards, meets their Company-specified specifications, and is fit for the purposes and application for which it is intended to be used and substantially conforms to any written undertakings, purchase order representations and similar obligations. Section 2.10 Financial Statements. (a) Complete and correct copies of (i) the audited annual financial statements of the Company as of December 31, 2020 and December 31, 2021 prepared in accordance with German GAAP (collectively referred to as the “Financial Statements”) and (ii) the unaudited adjusted financial statements of the Company as of and for the year December 31, 2022 and as of and for the six months ended June 30, 2023 (the “Interim Financial Statements”) prepared in accordance with US GAAP and including certain adjustments to exclude balances associated with purchase accounting, investment in subsidiary, and similar items, and include assets expected to be transferred to the buyers upon closing, and otherwise fairly present the statements on a standalone basis, and the related statements of income, retained earnings, shareholders’ equity and changes in financial position of the Company, together with all related notes thereto, are set forth in Section 2.10(a) of the Disclosure Schedule. Except as set forth in the Interim Financial Statements, the Company does not have any Liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) required to be disclosed by US GAAP, except for liabilities and obligations (i) incurred since June 30, 2023, in the ordinary course of business consistent with past practice, (ii) in the form of executory obligations under any Contract to which the Company is a party or is bound and that are not in the nature of material breaches of such Contracts, and (iii) incurred in connection with the preparation and negotiation of this Agreement or pursuant to this Agreement or in connection with the Transaction Documents. (b) Each of the Financial Statements and the Interim Financial Statements (i) are complete and correct in all material respects and have been prepared in accordance with the books and records of the Company, (ii) have been prepared in accordance with applicable GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) present a true and fair view of the financial position, results of operations and cash flows of the Company as at the dates thereof and for the periods indicated therein, except as otherwise noted therein and subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material. (c) The Company maintains systems of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with US GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences. (d) The Company’s 2023 annual operating plan (the “Company Operating Plan”) was approved by Parent. There are no current circumstances which would prevent the Company from operating its business as conducted under the Company Forecast and delivering its purchase orders or its business objectives as contemplated by the Company Forecast.

10 4164-8683-7320.35 Section 2.11 Absence of Changes. Since the day immediately following the date of the Interim Financial Statements (the Interim Financial Statements also the “Balance Sheet”), other than actions expressly required to be taken pursuant to this Agreement that are taken following the date hereof (i): (A) the Company has conducted its business only in the ordinary course consistent with past practice; (B) there has not been any event, condition, circumstance, development, change or effect, having, or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (C) the Company has not suffered any loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance; and (D) the Company has not taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 4.1 or Section 4.2. Section 2.12 Litigation and Restrictions on Business Activities. (a) No Action against the Company, any property or asset of the Company, against any of Seller or Seller’s Affiliates in connection to the Company or the business of the Company, any of the managing directors, directors or officers or employees of the Company with regard to their actions as such, has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis for any such Action. No Action seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the Transaction Documents or that would reasonably be expected to be material to the business of Company as conducted and as proposed to be conducted, has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis for any such Action. There is no outstanding order, writ, judgment, injunction, decree, determination or award of, or pending or threatened investigation by, any Governmental Entity relating to the Company, any of its properties or assets (including any Company Intellectual Property Right), any of its officers, directors or managing directors, or the transactions contemplated by this Agreement or the Transaction Documents. There is no Action by the Company pending, or which the Company has commenced preparations to initiate, against any other Person and, to the Seller’s Knowledge, there is no basis for any such Action. (b) There is no (i) pending or Action threatened in writing involving Parent, Seller or any Affiliate hereof, nor (ii) is there any judgment, injunction, order or decree by or before any Governmental Entity imposed (or threatened in writing to be imposed) upon Parent or Seller, that, in the case of both (i) and (ii), challenges, or that may have the effect of preventing, materially delaying, making illegal or otherwise materially interfering with transactions contemplated by this Agreement or the Transaction Documents. (c) There is no judgment, injunction, order or decree binding upon Company which has or would reasonably expected to prohibit or impair any current or presently proposed business practice of Company based on the conduct of the Company’s business as conducted. Section 2.13 Employee Benefits. (a) List of Employee Plans. Section 2.13(a) of the Disclosure Schedule sets forth a complete and correct list of as of the date of execution of this Agreement: (i) To the extent maintained by the Company, all individual or collective pension plans, pension schemes or death or disability benefits or other employee benefit plans, including benefit plans relating to fringe benefit, supplemental unemployment benefit, bonus, incentive, profit-sharing, termination, change of control, retirement, share option, share purchase, restricted shares, deferred compensation, share appreciation, health, welfare, medical, dental, disability, life insurance, retiree medical or life insurance, supplemental retirement, severance, and similar plans, programs, loans, guarantees, arrangements, policies or practices (collectively, the “Benefits”), whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered, and all employment, termination, severance or other contracts or agreements provided for under any Benefits on a bilateral contractual basis under a Contract (A) to which the Company is a party, (B) with respect to which the Company has or could have any direct or indirect Liability or obligation

11 4164-8683-7320.35 (whether accrued, absolute, contingent or otherwise), or (C) which are maintained, contributed to or sponsored by the Company, in each case, for the benefit of any current or former employee, officer, director, managing director or other service provider of the Company or any of their dependents or beneficiaries, except for (X) statutory pension schemes, health and unemployment insurance and other statutory employee benefit schemes, (Y) vacation or sick pay, or (Z) accident insurance policies for the benefit of employees (including workers’ compensation or accident insurance); and (ii) any Contracts between the Company and any employee, managing director or other service provider of the Company or any of their dependents or beneficiaries relating in any way to a sale of the Company as contemplated under this Agreement (collectively, all items specified in the foregoing clauses (i) and (ii), the “Employee Plans”). (b) Employee Plans Made Available. Each Employee Plan is in writing. The Company has Made Available to Purchaser a complete and correct copy of each such Employee Plan. (c) Compliance with Law. Each Employee Plan is now and has been since October 9, 2019, operated in all material respects in accordance with its terms and the requirements of all Applicable Laws. The Company has performed all obligations required to be performed by it and is not in any respect in default under or in violation under any Employee Plan and no such default or violation by any other party to any Employee Plan has occurred. In particular, all contributions, premiums or payments required to be made with respect to any Employee Plan have been made on or before their due dates. Section 2.14 Labor and Employment Matters. (a) List of Employees, Consultants and Service Providers. Section 2.14(a) of the Disclosure Schedule contains, to the maximum extent permitted under Applicable Law, a list of each managing director, Business Employee (including working students but excluding interns and trainees), consultant, or other service provider acting as a freelance for the Company including the following information: the identity of the formal employer, each such Person’s position or function and period of continuous employment, the locations where employees are based and primarily perform their duties, annual vacation, age, fixed term, special protection against termination (e.g. membership in works council, disability, pregnancy, parental leave), company car or car allowance, participation in equity or other Employee Plans maintained by the Company, annual base salary or wages and any benefits, incentives or bonus arrangement with respect to such Person. Except as provided for in this Agreement, as of the date hereof, no such Person has terminated or has advised the Company in writing of his or her intention to terminate such Person’s relationship or status as an employee or consultant of the Company for any reason, including because of the consummation of the transactions contemplated by this Agreement, and the Company has no intention as of the date hereof to terminate any such employee or consultant. The Company does not engage any temporary agency workers (Leiharbeitnehmer). (b) Company Employee Contracts. Complete and correct templates of all Contracts of employment and engagement, Contracts for services, service agreements, consulting, termination, severance or other contracts or agreements and any offer letters or letters of appointment used by the Company for its employees, officers, directors, managing directors or independent contractors (“Employee Contract Templates”, and any executed Contract based on such Employee Contract Templates, the “Company Employee Contracts”), have been Made Available to Purchaser. Each Company Employee Contract has been made in writing and is governed by the Laws of Germany and does not materially deviate from the Employee Contract Templates. The Company has not made or agreed to (i) any agreements or undertakings under which the Company may have acquired any commitment to maintain the jobs of its employees or (ii) make any payment or agreed to provide any benefit to any employee or former employee of the Company or to any dependent or beneficiary of such employee or former employee, in connection with the actual or proposed termination or suspension of employment of such employee or former employee.

12 4164-8683-7320.35 (c) Collective Agreements and Standard Practices. Section 2.14(c) of the Disclosure Schedule sets forth a complete and correct list of all collective bargaining agreements (Tarifverträge) and other agreements with unions as well as agreements with works councils, general commitments (Gesamtzusagen) as well as standard business practices (betriebliche Übungen), regardless of whether such agreements are applicable to the Company collectively or because they have been referenced in individual agreements. True and complete copies of such agreements or plans and descriptions of such general commitments have been Made Available to Purchaser prior to the date hereof. The Company is in full compliance with any such agreements, plans and practices in all material respects. (d) Classification. All individuals who are or were performing consulting or other services for the Company are or were correctly classified under all Applicable Laws by the Company as either “independent contractors” (freie Mitarbeiter) or “employees” (Angestellte) as the case may be. (e) Compliance with Laws. The Company is and has since October 9, 2019, and, to Seller’s Knowledge, at all times been in compliance in all material respects with all applicable Labor and Employment Laws (including, without limitation, the German Minimum Wage Act (Mindestlohngesetz)) and social security Laws, rules and regulations and with all applicable collective agreements, such as agreements with works councils or applicable collective bargaining agreements. The Company does not have any Liability under any Labor and Employment Laws attributable to an event occurring or a state of facts existing prior to the date hereof, including but not limited to Liability which has been incurred by the Company, but remains to be discharged, for breach of an employment Contract with an employee or breach of any statutory employment right under Labor and Employment Laws. The Company has made all wage Tax and social security contributions on a timely basis in respect of or on behalf of all its current and former employees in accordance with Applicable Laws, and there is no Person with respect to whom the Company could be declared principally or jointly and severally liable for the employment, wage Tax, social security or workplace risk prevention obligations applicable to such Person. No employee of the Company has any right to receive additional compensation from the Company in relation to his/her past services or inventions. The Company has not implemented any plant or office closing, transfer or layoff of employees that (without regard to any actions that might be taken by Purchaser after the Closing) is or could reasonably be expected to be in violation of any applicable provisions of the German Works Constitution Act with regard to plant closings and mass layoffs or similar Laws applicable to the Company. (f) Claims. Since October 9, 2019, no Action, claim, dispute, grievance, or controversy between the Company and any of its present or former employees, works councils, unions or any other employee representative body has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis therefor. Since October 9, 2019, no action against the Company, including under any worker’s compensation policy or long-term disability policy (or comparable policies in the case of non-U.S. Persons), has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis for any such Action. (g) Certain Loans. There are no outstanding loans, guarantees, credit facilities or advances from the Company (or any Person on the Company’s behalf and account) to any current or former employees or shareholders of the Company. (h) Disputes. (i) Since October 9, 2019, no labor strike, industrial dispute, trade dispute or other dispute, slow down or stoppage against the Company has occurred, is pending or threatened in writing, or, to the Seller’s Knowledge, contemplated, (ii) the Company is not involved in any negotiation regarding a claim with any union or other body representing employees or former employees of the Company, and (iii) since October 9, 2019, the Company has not received any demand letters, civil rights charges, suits, drafts of suits, written complaints or other written communications related to claims made by any of its current or former employees, directors or managing directors, consultants, or other service providers, and, to the Seller’s Knowledge, there is no basis therefore.

13 4164-8683-7320.35 (i) Benefits for Past Service. There is no former employee, director, managing director or other service provider of the Company who is receiving or is scheduled to receive (or whose spouse or other dependent is receiving or is scheduled to receive) any benefits (whether from the Company or otherwise) relating to such former employee’s employment or such former director’s, managing director’s or service provider’s service relationship with the Company except as is required under Applicable Law. (j) Restrictions on Employees. To the Seller’s Knowledge, no employee, consultant, director, managing director, officer, or other service provider of the Company is subject to any employment, invention assignment, Patent disclosure, non-competition, non-solicitation, confidentiality, or other restrictive Contract with a third-party that interferes or is reasonably likely to interfere with (i) the performance of such person’s duties to the Company or (ii) the Company’s business as conducted. (k) No Transaction Bonuses. No employee of the Company is entitled to a bonus or other incentive compensation to be paid on or after the Closing Date by virtue or as a result of the execution of the Transaction Documents and/or the completion of the transactions other than those to be settled prior to the Closing Date or as reflected as part of the Closing Indebtedness or Closing Transaction Expenses. Section 2.15 Real Property. (a) The Company does not own any real property or equivalent rights (grundstücksgleiche Rechte). (b) Section 2.15(b) of the Disclosure Schedule contains an accurate and complete list of all leases of real property (collectively with all amendments and modifications thereto and guarantees thereof, the “Real Property Leases”) to which the Company is or will be a party (as lessee, sublessee, sublessor or lessor) and sets forth the role of the Company and the street address of such leased real property. Each Real Property Lease is valid and binding and has not been terminated or repudiated. True and complete copies of such Real Property Leases have been delivered or Made Available to Purchaser. All obligations to be performed by any party under any such Real Property Lease have been fully performed in all material respects. (c) The Company does not sublease or sublicense any of the leased real property or any portion thereof to any other Person. (d) The Company’s facilities are suitable and sufficient for operating the Company’s business as conducted under the Company Forecast, including developing and production capacity of the Company Products according to purchase orders or Company’s business objectives as contemplated by the Company Forecast. Section 2.16 Environmental Matters. (a) The Company is and has, since October 9, 2019, been in compliance with all applicable Environmental Laws. The Company has not received any notice, letter, complaint or other written communication alleging that the Company has any Liability under any Contract specifically with respect to or pursuant to Environmental Law or that the Company is not or has at any time not been in compliance with any applicable Environmental Law, and, to the Seller’s Knowledge, there is no basis therefor. No investigation or review regarding a violation of any applicable Environmental Law by any Governmental Entity with respect to the Company has occurred, is pending or threatened writing, and, to the Seller’s Knowledge, there is no basis therefor. (b) The Company is and has, since October 9, 2019, and, to Seller’s Knowledge, at all times, been in possession of and compliance with all certificates, registrations, Permits, licenses and other authorizations required under applicable Environmental Law (“Environmental Permits”). No suspension, cancellation, modification, revocation or nonrenewal of any Environmental Permit has occurred, is pending or threatened in writing, and, to the Seller’s Knowledge, there is no basis therefor.

14 4164-8683-7320.35 (c) Since October 9, 2019, there has been no events, conditions, circumstances, activities, practices, incidents, actions, omissions or plans that constitute a violation by the Company of, or are reasonably likely to prevent or interfere with the Company’s future compliance with, any applicable Environmental Laws. The Company is not conducting or funding, or is required to conduct or fund, any remediation or cleanup pursuant to any Contract or Environmental Law. Section 2.17 Intellectual Property. (a) Generally. (i) Section 2.17(a)(i) of the Disclosure Schedule sets forth, (A) a complete and correct list of all Patents and Trademarks, indicating for each Patent or Trademark that is registered or the subject of an application for registration in the applicable jurisdiction, the registration number (or application number), owner and date issued (or date filed); (B) a complete and correct list of all Copyrights that are (y) registered or the subject of an application for registration, indicating for each the applicable jurisdiction, registration number (or application number), owner and date issued (or date filed), or (z) authored or created by the Company and licensed under an Open Source Technology license; (C) a complete and correct list of all Domain Names, indicating for each Domain Name the applicable registrar and registrant, in the case of each of (A), (B) and (C) owned by or exclusively licensed, as applicable, to the Company, in whole or in part, including jointly with others (and such schedule specifies with reasonable detail if such Intellectual Property Rights are owned solely by, owned jointly by, or exclusively licensed, as applicable, to the Company). (ii) Each current or former Business Employee, consultant and contractor of the Company who develops or has developed Company Products or Technology or Company Intellectual Property Rights, is either obligated by Applicable Law, or, to the extent not obligated by Applicable Law, has executed and delivered to the Company agreements to the effect that: (A) the Company is assigned or, in the case of Intellectual Property Rights that cannot be assigned as such under Applicable Laws, exclusively licensed all Company Intellectual Property Rights that is or was created, developed, written, invented, conceived or discovered by such Business Employee, consultant or contractor in the course of performing work or services for the Company, and (B) such Business Employee, consultant or contractor is obligated not to use or disclose any confidential or proprietary information of the Company (or of third parties that has been disclosed to the Company under an obligation of confidentiality) except as explicitly authorized by the Company (iii) The Company is the owner of all right, title and interest in and to all Company Intellectual Property Rights (other than Intellectual Property Rights that are identified in Section 2.17(a)(i) of the Disclosure Schedule as exclusively licensed to the Company from a third party) and of all other Intellectual Property Rights used or otherwise practiced, under development or exploited by the Company (other than Intellectual Property Rights that the Company uses under a valid and enforceable written license for off-the-shelf software or other copyright protected works), all such Intellectual Property Rights owned by the Company being free and clear of any and all Encumbrances, covenants, conditions or restrictions or other adverse rights or interests of any kind or nature (except for rights of co- owners in case of any co-owned Company Intellectual Property Rights). The Company has not received any notice or claim challenging the Company’s sole and exclusive ownership of any such Intellectual Property Rights or suggesting that any other Person has any claim of legal or beneficial ownership with respect thereto. There are no facts, circumstances, or information that would or reasonably could be expected to adversely affect, limit, restrict, impair, or impede the ability of the Company to use the Company Intellectual Property Rights upon the Closing in the same manner as currently used by the Company as of the Closing.

15 4164-8683-7320.35 (iv) To the Seller’s Knowledge, all of the Intellectual Property Rights listed in Section 2.17(a)(i) of the Disclosure Schedule (other than applications for Copyright, Patent or Trademark registration) and all other Intellectual Property Rights which are used or held for use by the Company, including any Company Products (collectively, “Company Intellectual Property Rights”) are valid, subsisting and enforceable. The Company has not received any notice or claim challenging or questioning the validity or enforceability of any Company Intellectual Property Rights or indicating an intention on the part of any Person to bring a claim that any such Company Intellectual Property Rights are invalid, unenforceable or have been misused, and no Company Intellectual Property Rights has been challenged or threatened in writing in any way. To the Seller’s Knowledge, each registered Company Intellectual Property Right is and has been in compliance with all Applicable Laws other than any requirement that, if not satisfied, would not result in a cancellation of any such registration or otherwise affect the use, priority, or enforceability of the registered Company Intellectual Property Right in question, the defenses potentially available to any accused infringer of the registered Company Intellectual Property Right, or the remedies potentially available for infringement of the registered Company Intellectual Property Right. (v) The Company has taken reasonable steps to protect its rights in and to the Company Intellectual Property Rights and to police its Company Intellectual Property Rights against third-party infringement or dilution. (vi) The Company has duly paid all fees necessary to maintain registration of the Registered Company Intellectual Property Rights. (b) Inventions and other Proprietary Rights. There is no invention (Erfindung), technical improvement, proposal (technischer Verbesserungsvorschlag), or Copyright of the Company which is based on an invention, technical improvement proposal, or work of any past or current Business Employee, or director, managing director, consultant, or contractor of the Company, for which the Company owes any compensation or remuneration to such director, managing director, Business Employee, or contractor in relation to such invention or work, except for any remuneration obligations stipulated by Applicable Laws (e.g., the German Employee Inventions Act, ArbNErfG). There is no Patent, Trade Secret or other Intellectual Property Right on which any part of the Company’s business as conducted relies, or of which any part of the Company’s business as conducted is dependent, in each case as currently conducted and proposed to be conducted, which is held by a current or former Business Employee, or director, managing director, consultant, or contractor of the Company. (c) Trade Secrets. The Company has taken steps reasonably necessary and appropriate in accordance with all Applicable Laws relating to trade secrets to protect its rights in its confidential information and Trade Secrets. Since October 9, 2019, and, to the Seller’s Knowledge, at all times, the Company has complied in all material respects with the terms of any agreements or understandings relating to third party confidential information or Trade Secrets to which the Company is a party or which otherwise bind the Company. There has been no disclosure by the Company of the confidential information or Technology of the Company that would compromise the status or protectability of such Technology and Intellectual Property Rights embodied therein or the confidentiality of any of its confidential information other than applications for Patents or other registered Company Intellectual Property Rights. To the Seller’s Knowledge, there has been no wrongful use or disclosure of the confidential information or Technology of the Company by any Person to whom such confidential information or Technology was properly disclosed (under obligations of confidentiality) by the Company. (d) Intellectual Property Agreements. (i) Section 2.17(d)(i) of the Disclosure Schedule sets forth a complete and correct list of all Inbound License Agreements, other than those licenses listed on Section 2.17(g)(ii) of the Disclosure Schedule and other than licenses to the Company of Software that is (A) used solely internally, (B) not customized or modified, and (C) is either

16 4164-8683-7320.35 (x) available under an Open Source Technology license or (y) commercially available on reasonable terms to any Person for a license fee, royalty or other consideration of no more than One Thousand Dollars (US $1,000) per copy or user or other unit. (ii) Section 2.17(d)(ii) of the Disclosure Schedule sets forth a complete and correct list of all Outbound License Agreements that are in effect (or that contain licenses that are in effect) upon the execution of this Agreement (other than any customer Agreements in which software is embedded or preinstalled on hardware or made available for download (substantially in accordance with the Company’s standard terms and conditions and end user license agreements that have been Made Available to Purchaser) as part of a product sold in the Company’s ordinary course of business), indicating for each the title, effective date, and the parties thereto. The Company has not granted to any third parties the right to grant sublicenses under any Company Intellectual Property Rights or Technology (except to the extent provided for in Company’s standard terms and conditions and end user license agreements that have been Made Available to Purchaser). (iii) There is no outstanding or threatened dispute or disagreement in writing with respect to any Inbound License Agreement or any Outbound License Agreement. (iv) There is no Contract, judicial decree, arbitral award or other provision or requirement that obligates the Company to grant licenses or refrain from pursuing claims in the future with respect to any currently existing Company Intellectual Property Rights or Technology. (e) Sufficiency of Intellectual Property Assets. The Company Intellectual Property Rights constitute all the Intellectual Property Rights necessary to enable the Company to operate the Company’s business immediately after the Closing Date in substantially the same manner as such business is conducted. (f) No Infringement. (i) The products and services used, manufactured, marketed, sold or licensed by the Company, including all Company Products, and the conduct and activities of the Company do not infringe, violate, misappropriate, or constitute the unauthorized use of any Intellectual Property Rights of any third party. No Action is pending (rechtshängig), and no notice or other claim, dispute, assertion, allegation or Action has been received in writing by the Company since October 9, 2019, alleging that the Company has engaged in any activity or conduct that infringes upon, violates, misappropriates, dilutes or constitutes the unauthorized use of, or has infringed upon, violated, misappropriated, or constituted the unauthorized use of, the Intellectual Property Rights of any third party. (ii) To the Seller’s Knowledge, no third party is misappropriating, infringing, using without authorization, or violating or has misappropriated, infringed, diluted, used without authorization, or violated any Company Intellectual Property Rights, and no claims for any of the foregoing have been brought or threatened in writing against any third party by the Company. (g) Software. (i) Section 2.17(g) of the Disclosure Schedule lists material Company Software. (ii) The Company has not incorporated Open Source Technology into, or combined, linked, or distributed any Open Source Technology with, any Company Products or other Company Intellectual Property Rights that is distributed to third parties in any manner or that creates obligations for the Company to license, disclose or distribute any source code of Company Software to third parties, with respect to any part of any Company

17 4164-8683-7320.35 Product that is not Open Source Technology owned by a third Person, or grants to any third Person, any licenses, rights, or immunities under Company Products or other Company Intellectual Property Rights and does not prohibit the Company to charge for its products or otherwise commercialize those. The use of Open Source Technology is in compliance with the applicable Open Source Technology licenses. Section 2.18 Data Protection. (a) The Company complies and since October 9, 2019, and, to Seller’s Knowledge, at all times, has complied in all material respects with all of the Company Privacy Policies and with all applicable legal requirements of all Applicable Laws pertaining to privacy, User Data or Personal Data, in particular the EU General Data Protection Regulation (GDPR). (b) The Company has used commercially reasonable efforts to ensure that User Data and Personal Data is protected against loss, damage, and unauthorized access, use, modification, or other misuse. There has been no loss, damage, or unauthorized access, use, modification, or other misuse of any User Data and Personal Data by the Company (or any of its employees or, to the Seller’s Knowledge, contractors). No Person (including any Governmental Entity) has made any written claim or commenced any Action with respect to loss, damage, or unauthorized access, use, modification, or other misuse of any User Data or Personal Data by the Company (or any of its employees or contractors), and, to the Seller’s Knowledge, there is no reasonable basis for any such claim or Action. (c) The Company has since October 9, 2019, and, to the Seller’s Knowledge, at all times, processed User Data and Personal Data from users, customers, employees, contractors, and other applicable Persons only on a valid legal basis as required by all Data Protection Laws. (d) Where the Company uses data processors to process information relating to an identified or identifiable natural person, the Company has carried out the appropriate security vetting, and has put in place a written agreement as required under the Applicable Laws relating to data protection and privacy. (e) The Company has not received any written claim, complaint, demand for compensation, inquiry, or notice from any third party or any Governmental Entity or consumer advocacy group (or similar organization) related to whether the Company’s processing of information relating to an identified or identifiable natural person is in violation of any Applicable Laws relating to data protection and privacy. Section 2.19 Information Technology. The Systems are reasonably sufficient for the existing needs of the Company. The Systems are maintained and in good working condition to effectively perform all computing, information technology and data processing operations necessary for the current day-to-day operations of the Company. There are no substantial alterations, modifications or updates to the Systems intended or required currently for the operations of the Company, nor, to the Seller’s Knowledge, that will be required for the operations of the Company specified under the Operating Plan. The Company has taken commercially reasonable steps and implemented commercially reasonable safeguards: (A) to protect the Systems from viruses or other contaminants; (B) to maintain the security and continued operation of the Systems; and (C) to provide for the remote-site back-up of data and information critical to the Company (including such data and information that is stored on magnetic or optical media in the ordinary course of business consistent with past practice) in a commercially reasonable attempt to avoid disruption or interruption to the Company’s business as conducted. All Systems are owned or rightfully possessed by, operated by and under the control of the Company. There has been no failure, breakdown or continued substandard performance of any Systems that has caused a disruption or interruption in or to any customer’s use of the Systems or the operation of the Company’s business as conducted since October 9, 2019. The Company has in place industry standard (and, in any event, not less than commercially reasonable) encryption practices, disaster recovery and business continuity plans and procedures. Section 2.20 Taxes.

18 4164-8683-7320.35 (a) Tax Returns. The Company: (i) has timely filed all Tax Returns which are required to be filed under Applicable Law in any jurisdiction in which the Company is or has been subject to Tax or required to file a Tax Return, and such Tax Returns are complete and correct in all material respects and correctly reflect the Liability for Taxes and other information required to be reported thereon; (ii) has paid in full all such amounts shown as due and payable on such Tax Returns; and (iii) has not undertaken any transaction or taken any position on any Tax Return that requires special reporting or disclosure statements in any Tax Return or otherwise, whether or not related to any Tax shelter, Tax avoidance transaction, or aggressive Tax planning as identified by notice, regulation or other form of public guidance under any Applicable Law. (b) Extensions. The Company has not requested nor received an extension of time (other than a permanent extension (Dauerfristverlängerung) for VAT purposes) to file any Tax Return and has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. (c) Payment. The Company has timely paid all Taxes that have become due and payable (whether or not such Taxes were required to be reflected on a Tax Return) and the Company has adequately provided in the Financial Statements for all material Taxes accrued through the date of such Financial Statements that were not yet due and payable as of the date thereof. (d) Withholding. The Company has complied in all material respects with all Applicable Laws relating to the deduction and withholding of Taxes and has within the time and manner prescribed by Applicable Law in all respects: (i) deducted or withheld all Taxes required to be deducted or withheld, including sums withheld for Taxes due in respect of all payments to employees, officers, directors, stockholders and any other Persons; (ii) collected all sales, use, value added, goods and services, and similar Taxes required to be collected; and (iii) timely remitted all Taxes deducted, withheld and collected to the appropriate Taxing Authority in accordance with Applicable Law in all respects. (e) Payments under Agreement. No Taxes are required to be deducted or withheld and paid with respect to any payments to be made pursuant to this Agreement. (f) Post-Closing Periods. The Company has not agreed to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of a change in method of accounting for Tax purposes for a taxable period or portion thereof ending on or prior to the Closing Date unless such change in method of accounting for Tax purposes was required by mandatory law. No election has been made with respect to Taxes of the Company in any Tax Return that has not been Made Available to Purchaser. No Taxing Authority has operated or agreed to operate any special arrangement (being an arrangement which is not directly based on relevant legislation, even if based on any published practice, including rulings and agreements with the Taxing Authorities) or has agreed on any compromise in relation to the affairs of the Company. (g) Post-Closing Tax Returns. Section 2.20(g) of the Disclosure Schedule sets forth a complete list of all annual Tax Returns of the Company required to be filed following the Closing Date with respect to any period or portion thereof ending prior to the Closing Date. (h) Tax Characterization. Each of the Company and Seller is treated as a corporation for U.S. federal income tax purposes and no election has been made for U.S. federal income tax purposes for either Seller or the Company to be classified as other than a corporation for U.S. federal income tax purposes. Neither the Company nor any predecessor of the Company was (x) created or

19 4164-8683-7320.35 organized under the laws of the United States or any state nor (y) created or organized both in the United States and a foreign jurisdiction, such that such entity would be taxable in the United States as a domestic entity. If there is any actual Liability for Taxes as a result of being a transferee or successor of any Person such Liability for Taxes is reflected in the relevant Financial Statement. (i) Tax Action. No claim for assessment or collection of Taxes has been or is presently being asserted in writing or is otherwise outstanding against the Company; and there is no Action by any Taxing Authority pending or threatened in writing against the Company; and there are no Encumbrances for Taxes upon any of the assets of the Company. The Company does not have outstanding powers of attorney with respect to Taxes. Neither the Company nor any director, managing director or officer or any shareholder of the Company (in his, her or its capacity as such) has paid or become liable to pay, and there are no circumstances by reason of which it or they may become liable to pay, any penalty, fine, surcharge or interest in respect of the Company’s Taxes. (j) Tax Agreements. The Company is not a party to or bound by any obligation under any Tax sharing, Tax allocation, Tax indemnity or similar agreement or arrangement (except pursuant to a financing agreement the principal purpose of which is not Taxes and for the avoidance of doubt except for the DPLTA). (k) Jurisdictions. Since October 9, 2019, the Company has been a resident for Tax purposes in its place of organization and is not and has not at any time been treated as resident in any other jurisdiction for any Tax purpose (including any double taxation arrangement). The Company is not and has not been subject to Tax in any jurisdiction other than its place of organization by virtue of having a permanent establishment, a permanent representative or other place of business or taxable presence in the jurisdiction. No written claim has been made by a Taxing Authority towards the Company in a jurisdiction where the Company does not file a particular type of Tax Return that the Company is required to file such Tax Return or may be subject to Tax with respect to such Tax Return. (l) Tax Information. The Company has Made Available to Purchaser complete and correct copies of (i) all governmental, federal, local, municipal, state and foreign income, franchise or similar Tax Returns, and all other Tax Returns, of the Company for all tax years with respect to which the applicable statute of limitations has not expired, and (ii) any audit report, ruling, closing agreement, technical advice memorandum, Tax holiday or similar document issued since the inception of the Company (or otherwise with respect to any audit or proceeding in progress) relating to Taxes of the Company. (m) Records and Reporting. The Company has complied with all information reporting and record-keeping requirements under all Applicable Law, including retention and maintenance of required records with respect thereto, and all records kept by the Company in compliance with such Applicable Law have been Made Available to Purchaser. (n) Partnerships. The Company is not a party to any joint venture, partnership or other Contract that is or would reasonably be expected to be treated as a partnership for any Tax purposes. (o) Mergers. The Company has not been involved in a business merger, share-for- share merger, legal merger or legal demerger (split), or transaction purported or intended to qualify for treatment under the provisions of the German Reorganization Tax Act (Umwandlungssteuergesetz). (p) Value Added Tax. The Company has complied with all Laws concerning any value added tax (“VAT”), including with respect to the making on time of accurate returns and payments and the maintenance of records. In case any VAT payable has been offset against a VAT receivable (i.e., recoverable VAT), the amount of the VAT receivable has been computed and reported in an accurate manner, in all respects. The Company is registered for VAT purposes only in Germany. Section 2.21 Material Contracts; Parent Contracts.

20 4164-8683-7320.35 (a) Section 2.21(a) of the Disclosure Schedule sets forth a complete and correct list as of the date of this Agreement (grouped according to the categories described in the subsections below) of all Contracts of the following nature to which the Company is a party or by which the Company, or any of its properties or assets, is otherwise currently bound, whether the Company is currently bound by active provisions or surviving provisions of expired or terminated Contracts (each Contract of the following nature, a “Material Contract” and collectively, the “Material Contracts”): (i) any Contract in respect of the Company’s business as conducted relating to, and evidences of, Indebtedness of the Company for borrowed money or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset); (ii) any Contract pursuant to which the Company has provided funds to or made any loan, capital contribution or other investment in, or assumed, guaranteed or agreed to act as a surety with respect to any Liability of, any Person; (iii) any Contract for the issuance of any debt or equity security or other ownership interest, or the conversion of any obligation, instrument or security into debt or equity securities or other ownership interests of the Company, or for the purchase of any debt or equity security or other ownership interest of any Person; (iv) any Contract that purports to limit, curtail or restrict the ability of the Company to compete in any geographic area or line of business, make sales to any Person in any manner, use or enforce any Company Intellectual Property Rights or Technology owned by or exclusively licensed to the Company or hire or solicit any Person in any manner, or that grants the other party or any third Person “most favored nation” or similar status, any type of special discount rights, or any right of first refusal, first notice or first negotiation; (v) any Contract that requires a consent to the transactions contemplated by this Agreement or otherwise contains a provision relating to a “change of control,” or that would prohibit or delay the consummation of the transactions contemplated by this Agreement or any of the other Transaction Documents; (vi) any Contract pursuant to which the Company is the lessee or lessor of, or holds, uses, or makes available for use to any Person (other than the Company), (A) any Real Property or (B) any tangible personal property and, in the case of clause (B), that involves an aggregate future or potential Liability or receivable, as the case may be; (vii) any Contract obligating the Company to indemnify or hold harmless any director, managing director, officer, employee or agent; (viii) any Contract relating in whole or in part to, or that includes (A) any sale, assignment, hypothecation, other transfer or option, with respect to any Company Intellectual Property Rights or (B) any use limitation with respect to any Technology or Intellectual Property Rights; (ix) any Contract with any Related Party of the Company; (x) (A) any employment, consulting or professional services with those persons detailed in Section 2.21(a)(x) of the Disclosure Schedule, and (B) any other Contract that provides for annual compensation equal to or in excess of US$ 150,000; (xi) any reselling, sales, marketing, merchandising or distribution Contract (except for a Contract for sales comprising solely of a purchase order and that such purchase order does not exceed the amount of US$ 500,000); (xii) any joint venture or partnership, joint development, merger, asset or share purchase or divestiture Contract relating to the Company;

21 4164-8683-7320.35 (xiii) any Contract set forth or required to be set forth in Section 2.17(d)(i) and Section 2.17(d)(ii) of the Disclosure Schedule; (xiv) any Contract with any labor union providing for benefits under any Employee Plan; (xv) any Contract relating to settlement of any administrative or judicial proceedings; (xvi) any Government Contract; (xvii) any customer agreements (including customer purchase orders) to which the Company is a party with an individual or annual volume exceeding US$ 500,000; and (xviii) except for any customer purchase orders, any other Contract, whether or not made in the ordinary course of business consistent with past practice, that (A) involves a future or potential Liability or receivable, as the case may be, in excess of US$ 300,000 on an annual basis or in excess of US$ 300,000 over the current Contract term or (B) has a term greater than one year and cannot be cancelled by the Company without penalty in excess of US$ 20,000 or further payment and without more than thirty (30) Business Days’ notice. (b) The Company has Made Available complete and correct copies of the Material Contracts to Purchaser, including all modifications, amendments and supplements thereto. Each of the Material Contracts constitutes the valid and legally binding obligation of the Company, as applicable, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity), and is in full force and effect in accordance with its terms. There is no breach or default under any Material Contract by the Company or by any other party thereto, no event has occurred that with the giving of notice, the lapse of time, or both would constitute a breach or default thereunder by the Company or any other party and the Company has not received any claim of any such breach or default. (c) No party to any Material Contract has given written notice to the Company or made a written claim against the Company in respect of any breach or default thereunder. (d) None of the Contracts or other instruments of Parent or any of its Affiliates grants of any license or right in, any Company Intellectual Property. Section 2.22 Tangible Assets; Inventory. (a) The Company owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets that are used or held for use in its business as conducted, including all of the assets reflected on the Balance Sheet or acquired in the ordinary course of business consistent with past practice since the date of the Balance Sheet (except for those assets sold or otherwise disposed of for fair value since the date of the Balance Sheet in the ordinary course of business consistent with past practice), in each case free and clear of any Encumbrances, except as reflected on the Balance Sheet and except for such imperfections of title, if any, that do not interfere with the present value of the subject property. The assets owned or leased by the Company constitute all of the assets necessary for the Company to carry on its business as conducted. All tangible assets owned or leased by the Company have been maintained in accordance with generally accepted industry practice, are in all material respects in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put. (b) The inventories of the Company are generally of a quality and quantity usable and salable in the ordinary course of business consistent with past practice. The inventories of the Company are reflected on the Balance Sheet and in the books and records of the Company in accordance

22 4164-8683-7320.35 with US GAAP applied on a basis consistent with past practice. The inventory level is not in excess of normal operating requirements of the Company. (c) This Section 2.22 does not relate to Real Property or interests in Real Property, such items being the subject of Section 2.15, or to Intellectual Property Rights, such items being the exclusive subject of Section 2.17. Section 2.23 Insurance. All Insurance Policies maintained by the Company are listed in Section 2.23 of the Disclosure Schedule. Each Insurance Policy is in full force and effect and is valid, outstanding and enforceable- with respect to the Insurance Policies, all premiums due have been paid in full. Section 2.24 Compliance With Anti-Corruption Laws. (a) None of the Company or its directors and officers or, any independent sales representatives, resellers, consultants, intermediaries, or distributors, or other Persons acting on behalf of the Company or, to Seller’s Knowledge, any of its other Representatives (other than the aforementioned Persons), have, directly or indirectly, taken any action which would cause them to be in violation of any applicable anti-corruption or anti-bribery Laws, statutes, rules, regulations, ordinances, judgments, Governmental Orders, decrees, injunctions, and writs of any governmental authority of any jurisdiction (whether by virtue of jurisdiction or organization or conduct of business) (collectively, the “Applicable Anti-Corruption Laws”). (b) None of the Company or its directors and officers or, any independent sales representatives, resellers, consultants, intermediaries, or distributors or other Persons acting on behalf of the Company, or, to Seller’s Knowledge, any of its other Representatives (other than the aforementioned Persons), have, directly or indirectly, offered, paid, promised to pay, or authorized a payment, of any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment, or any payment related to political activity, to any of the following Persons for the purpose of influencing any act or decision of such Person in his official capacity, inducing such Person to do or omit to do any act in violation of the lawful duty of such official, securing any improper advantage, or inducing such Person to use his influence with a foreign government or instrumentality thereof to affect or to influence any act or decision of such government or instrumentality, in order to assist the Company in obtaining or retaining business for or with, or directing the business to: (i) any Person who is an agent, representative, official, officer, director, managing director, or employee of any non-U.S. government or any department, agency, or instrumentality thereof (including officers, director, managing directors, and employees of state-owned, operated or controlled entities) or of a public international organization; (ii) any Person acting in an official capacity for or on behalf of any such government, department, agency, instrumentality, or public international organization; (iii) any political party or official thereof; (iv) any candidate for political or political party office (such recipients in paragraphs (i), (ii), (iii) and (iv) of this subsection collectively, “Government Officials”); or (v) any other individual or entity, while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official. (c) The Company has devised and maintained a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed and access to assets is permitted only in accordance with the Company’s applicable policies and procedures and management’s general or specific authorization, and (ii) the Company has established reasonable and adequate internal controls and procedures intended to ensure compliance with Applicable Anti- Corruption Laws. (d) There have never been any false or fictitious entries made in the books, records or accounts of the Company relating to any illegal payment or secret or unrecorded fund, and the Company has not established or maintained a secret or unrecorded fund. (e) None of the Company or its directors and officers, or any independent sales representatives, resellers, consultants, intermediaries, or distributors, or other Persons acting on behalf

23 4164-8683-7320.35 of the Company, or, to Seller’s Knowledge, any of its Representatives (other than the aforementioned Persons), have made any payments or transfers of value with the intent, or which have the purpose or effect, of engaging in commercial bribery, or acceptance of or acquiescence in kickbacks or other unlawful or improper means of obtaining business. Section 2.25 Product Warranties; Product Liability. (a) No contractual warranties have been given with respect to the Company Products and services other than those for which complete and correct copies have been Made Available to Purchaser, and no oral warranties have been given or made other than those described in Section 2.25(a) of the Disclosure Schedule. None of Parent, Seller, any of their Affiliates or the Company has received any warranty claims in writing, has no warranty claims pending, and has not been threatened with any warranty claims under any Contract, and to the Seller’s Knowledge, there is no reasonable basis for any such claim, in each instance, relating to Company Core Software Assets. The Company has not received any warranty claims in writing, has no warranty claims pending, and has not been threatened in writing with any warranty claims under any Contract, and, to the Seller’s Knowledge, there is no basis for any such claim, in each instance, relating to Company Products (other than Company Core Software Products) for aggregate amounts in excess of €100,000 per quarter. (b) There are no material defects in the design or manufacture of any of the products of the Company. The Company has not received any written notice of a claim against the Company alleging a design or manufacturing defect in any products of the Company, in each case, excluding any and all requests for product returns in the ordinary course consistent with past experience of the Company and, to the Seller’s Knowledge, there is no reasonable basis therefor. (c) Each Company Product developed (or under development), sold, leased, licensed, or provided by Company and each material service performed by Company has been in material conformity with any applicable material contractual commitments or any material express and implied warranties, and the Company has no material Liability for replacement or repair thereof or other damages in connection therewith which will not be satisfied prior to the Closing. Section 2.26 Suppliers and Customers. (a) Section 2.26(a) of the Disclosure Schedule sets forth a complete and correct list of: (i) (a) the five (5) largest suppliers to the Company (including indirect engagement with the Company via Seller or any of Seller’s Affiliates), taken together, the period of fiscal year 2022 through June 2023 (based on the aggregate USD amount paid to such supplier by the Company or on its behalf during such period); and (b) the ten (10) suppliers to the Company (including indirect engagement with the Company via Seller or any of Seller’s Affiliates) who supply components that are key to the Company Products (including assembly, technologies, etc.) (the “Top Suppliers”); (ii) the five (5) largest retail customers of the Company (including indirect engagement with the Company via Seller or any of Seller’s Affiliates ), taken together, during the period of fiscal year 2022 through June 2023 (based on the aggregate USD amount of revenue recognized by the Company, Seller or the applicable Seller’s Affiliate, during such period) (the “Top Customers”); and (iii) the five (5) largest distributors of the Company Products, taken together, during the period of fiscal year 2022 through June 2023 (based on the aggregate USD amount of revenue recognized by the Company during such period) (the “Top Distributors”). (b) The Company has not received any notice, letter, written complaint or other written communication from any Top Supplier, Top Customer or Top Distributor to the effect that it (i) has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with the Company in a manner that is, or is reasonably likely to be, materially adverse to the Company, or (ii) will fail to perform, or is reasonably likely to fail to perform, its material obligations under any Contract with the Company in any manner that is, or is reasonably likely to be, materially adverse to the Company.

24 4164-8683-7320.35 Section 2.27 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents based upon arrangements made by or on behalf of the Company, Seller or any of Seller’s Affiliates. Section 2.28 Related Party Transactions. (a) No Related Party of the Company (i) owns or has owned, directly or indirectly, or has or has had any interest in any property (real or personal, tangible or intangible) that the Company uses or has used in or pertaining to the business of the Company, or (ii) has or has had any business dealings or a financial interest in any transaction with the Company or involving any assets or property of the Company, other than business dealings or transactions conducted in the ordinary course of business consistent with past practice at prevailing market prices and on prevailing market terms. (b) None of Seller’s Affiliate (other than Parent, Seller and the Company), nor any entity that is a former Affiliate of Seller, currently (i) is a party to an agreement with or maintains business relationships with the Company, (ii) holds any consent or approval rights in respect of any business or other conduct of the Company, (iii) is a co-owner of any assets, shares any premises or holds any rights or Permits jointly with the Company, (iv) provides or receives any products or services to/from the Company, (v) licenses to or from the Company any Company Intellectual Property Rights or holds any Intellectual Property Rights, tangible or fixed assets or any other assets currently used or required by the Company to carry on its business as conducted, (vi) has any outstanding payment claims (including fees from licenses, services or products, whether for specific performance, damages or otherwise), (vii) has any claims to enter into an agreement with, or to acquire from or dispose to the Company any Company Intellectual Property Rights, fixed or tangible assets or other assets or to license to or from the Company any Intellectual Property Rights, or (viii) has made or threatened in writing any alleged claims against the Company. Section 2.29 General. Parent, Seller and Company acknowledge that Purchaser is entering into the Agreement on the basis of and in express reliance on Parent, Seller and Company representations and warranties contained herein. Each of the representations and warranties is separate and independent and, unless otherwise specifically provided, shall not be restricted or limited by reference to any other representation, warranty or term of the Agreement. ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to Seller as follows: Section 3.1 Organization and Qualification. Purchaser is (i) a company duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and (ii) duly qualified or licensed to do business, and is in good standing (to the extent such concept or a comparable status is recognized), in each jurisdiction where the character of its properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing that, individually and in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on Purchaser’s ability to consummate the Share Sale or any of the other transactions contemplated by this Agreement or any of the other Transaction Documents. Section 3.2 Authority. Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is or, at the Closing, will become a party, to perform its obligations under this Agreement and each such other Transaction Document and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each other Transaction Document to which Purchaser is or, at the Closing, will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of Purchaser, and no other

25 4164-8683-7320.35 corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and each other Transaction Document to which Purchaser, as applicable, is or, at the Closing, will become a party or to consummate the transactions contemplated hereby and thereby. This Agreement and each such other Transaction Document to which Purchaser, as applicable is or, at the Closing, will become a party have been or, at the Closing, will be, as the case may be, duly and validly executed and delivered by Purchaser, as applicable and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitute or, with respect to any Transaction Document to be executed at the Closing, will constitute valid, legal and binding obligations of Purchaser, as applicable, in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Section 3.3 No Conflict; Required Consents and Approvals. (a) The execution, delivery and performance by Purchaser of this Agreement and each of the Transaction Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (i) conflict with or violate the articles of association or equivalent organization documents of Purchaser, as the case may be; (ii) conflict with or violate any Applicable Law with respect to Purchaser, as the case may be; or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default or breach) under or require any consent of any Person pursuant to, any Contract or permit of Purchaser, as applicable, except, in the case of the foregoing clauses (i), (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, have a material adverse effect on Purchaser’s ability to consummate the Share Sale or any of the other transactions contemplated by this Agreement or any of the other Transaction Documents. (b) The execution, delivery and performance by Purchaser of this Agreement and each of the Transaction Documents to which it is or will be a party and the consummation of the transactions contemplated hereby or thereby by Purchaser do not, and the performance of this Agreement by Purchaser will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity for such performance. Section 3.4 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents based upon arrangements made by or on behalf of Purchaser. Section 3.5 Litigation. There are no Actions pending or threatened in writing against or affecting Purchaser, its subsidiaries, any of their respective officers or directors (in their capacities as such) or any of the assets owned or used by Purchaser that, individually or in the aggregate, challenges, or that would have the effect of preventing, delaying, hindering, impeding, making illegal, imposing limitations or conditions on, or otherwise interfering with, any of the transactions contemplated by this Agreement or the other Transaction Documents. Purchaser is not subject to any unsatisfied Governmental Order that, individually or in the aggregate, would reasonably be expected to prevent, materially impair or delay the ability of Purchaser to effect the transactions contemplated by this Agreement. Section 3.6 Financial Ability. Purchaser will have at the Closing sufficient cash on hand or access to other sources of immediately available funds to permit Purchaser to perform timely its obligations under this Agreement and the Transaction Documents. Purchaser acknowledges and agrees that Purchaser’s performance of its obligations under this Agreement is not in any way contingent upon the availability of financing to Purchaser. Section 3.7 Pending Transactions. As of the date hereof, neither Purchaser nor any of its Affiliates are party to any transaction pending to acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, where the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (a) impose any delay in the

26 4164-8683-7320.35 obtaining of, or increase the risk of not obtaining, any authorizations, consents, Governmental Orders, declarations or approvals of any Governmental Entity necessary to consummate the transactions contemplated hereby or in any Transaction Document or the expiration or termination of any applicable waiting period; (b) increase the risk of any Governmental Entity entering a Governmental Order prohibiting the consummation of the transactions contemplated hereby or in any Transaction Document; or (c) delay the consummation of the transactions contemplated hereby or in any Transaction Document. ARTICLE IV COVENANTS Section 4.1 Conduct of Business of the Company. During the period from the date hereof and continuing until the earlier of the termination of this Agreement in accordance with the terms hereof or the Closing (the “Pre-Closing Period”), the Company shall and Parent and Seller shall cause the Company to: (a) conduct the business of the Company in the ordinary course of business consistent with past practice (except to the extent (i) expressly provided otherwise herein or (ii) with Purchaser’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed)) and in compliance in all material respects with all Applicable Law and Contracts; (b) except as required under this Agreement, use its commercially reasonable efforts consistent with past practices to preserve intact the Company’s present business organizations, lines of business and its relationships with customers, suppliers, distributors, licensors, lessors and other third parties having business dealings with the Company; (c) (i) timely pay in full prior to the Closing all undisputed outstanding accounts payable when due (including outstanding invoices for services provided by third parties to the Company) as determined in accordance with US GAAP and pay all other Indebtedness when due, (ii) timely pay all of its Taxes when due and payable unless there is a good faith dispute over such Taxes as long as non-payment of such Taxes is compliant with Applicable Laws, (iii) timely file all Tax Returns required to be filed prior to Closing in a manner consistent with past practice except as otherwise required by Applicable Law and pay the reasonable expenses of preparation for such Tax Returns, (iv) pay or perform its other obligations when due, (v) use commercially reasonable efforts consistent with past practices to collect accounts receivable when due and not extend credit outside of the ordinary course of business consistent with past practice, (vi) sell products and services consistent with past practices as to service and maintenance terms and incentive programs, (vii) recognize revenue consistent with past practice and policies and in accordance with US GAAP requirements, (viii) maintain its assets and properties in good operating condition and repair and (ix) prosecute and maintain all registrations and applications to register the Company’s Intellectual Property Rights, including paying any related fees when due; (d) assure that each of the Company’s Contracts (other than with Purchaser) entered into after the date hereof (i) that would constitute a Material Contract or (ii) the termination of which would impose any material penalty or material damage on the Company will not require the procurement of any consent, waiver or novation or provide for any change in the obligations of any party in connection with, or terminate as a result of the consummation of, the Share Sale or any of the transactions contemplated hereunder, and shall give reasonable advance notice to Purchaser prior to allowing any Material Contract or right thereunder to lapse or terminate by its terms; (e) maintain the Company’s current insurance coverage covering the reasonably anticipated risks of the Company’s business as conducted, and upon any damage, destruction or loss to any of the Company’s assets, apply any and all insurance proceeds received with respect thereto to the prompt repair, replacement and restoration thereof; (f) perform in all material respects its then-current obligations under each Material Contract; and

27 4164-8683-7320.35 (g) terminate any agreements between Seller or any of Affiliates and the Company, in particular any cash pool or intercompany financing arrangements, and settle any outstanding amounts thereunder prior to Closing. Section 4.2 Restrictions on Conduct of Business of the Company. Without limiting the generality or effect of the provisions of Section 4.1(a), during the Pre-Closing Period and solely with respect to the Company, Parent and Seller shall not (including any of their Affiliates) and Parent, Seller and the Company agree that the Company shall not do, directly or indirectly, cause or permit any of the following (except to the extent (i) expressly provided otherwise herein, (ii) done with Purchaser’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed) or (iii) set forth in Schedule 4.2): (a) amend or otherwise change the Company’s articles of association or equivalent governing documents; (b) issue, sell, pledge, dispose of, grant or otherwise subject to any Encumbrance, any of its capital shares, or any options, warrants, convertible securities, silent participations, or other rights of any kind to acquire any of its securities and/or its capital shares, or any other ownership interest; (c) transfer, lease, sell, pledge, license, dispose of or subject to any Encumbrance (other than Permitted Encumbrances) any assets or properties of the Company, except for sales and non- exclusive licenses of products in the ordinary course of business consistent with past practice; (d) declare, set aside, make or pay any dividend or other distribution, with respect to any of its capital shares; (e) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital shares or make any change to its capital structure; (f) (i) acquire, directly or indirectly (including by merger, consolidation, or acquisition of shares or assets or any other business combination), any corporation, partnership, other business organization or any division thereof or any other business, or any equity interest in any Person or any amount of assets that are material to the Company’s business as conducted, except inventory in the ordinary course of business consistent with past practice; (ii) incur any Indebtedness, or assume, guarantee or endorse, or otherwise become responsible for (contingently or otherwise), the obligations of any Person, unless in the ordinary course of business consistent with past practices; (iii) make any loans, advances or capital contributions, except for loans or advances to Business Employees for travel expenses and extended payment terms for customers, in each case subject to Applicable Law and only in the ordinary course of business consistent with past practice; or (iv) make, authorize, or make any commitment with respect to any single capital expenditure that is, individually, in excess of US$ 50,000 or is, together with other capital expenditures that the Company has made, authorized or made a commitment with respect to following the date of this Agreement, in excess of US$ 200,000; (v) make or direct to be made any capital investments in any Person; or (vi) enter into or amend any Contract with respect to any matter set forth in this subsection (f); (g) other than as set out in Schedule 4.2, (i) increase or accelerate the compensation payable or to become payable (including bonus grants and retention payments) or increase or accelerate the vesting of any benefits provided, or pay or award any payment or benefit not required as of the date hereof by an Employee Plan as existing on the date hereof and disclosed in Section 2.13(a) of the Disclosure Schedule, to its current and former directors, managing directors, officers or Business Employees or other service providers; (ii) grant any severance or termination pay or retention payments or benefits to, or enter into or amend or terminate any employment, severance, retention, change in control, consulting or termination Contract with, any current or former director, managing director, officer or other Business Employee or other service providers of the Company (other than payments or acceleration made pursuant to an Employee Plan as existing on the date hereof and disclosed in Section 2.13(a) of the Disclosure Schedule); (iii) unless required by Applicable Law, establish, adopt, enter into or amend or terminate any collective bargaining agreement, shop agreement or other

28 4164-8683-7320.35 agreement with Business Employee representatives, bonus, profit-sharing, thrift, compensation, share option, restricted shares, pension, retirement, deferred compensation, employment, termination, severance or other plan, Contract, trust, fund or policy for the benefit of any current or former director, managing director, officer or Business Employee or other service providers; (iv) solely to the extent such payment or agreement to take any action is outside of the ordinary course of business consistent with past practice, pay or make, or agree to pay or make, any accrual or other arrangement for, or take, or agree to take, any action to fund or secure payment of, any severance pension, indemnification, retirement allowance, or other benefit; (v) hire, elect or appoint any managing director or senior executive; or (vi) terminate the employment, change the title, office or position, or materially reduce the responsibilities of any managing director or Key Employee; (h) make or change any GAAP accounting treatment election, adopt or change any accounting period, adopt or change any accounting method, except in each case as required by changes in GAAP as concurred with the Company’s independent auditors and after notice to Purchaser; (i) make, change or revoke any Tax election or allow any Tax election previously made to expire, file any amended Tax Return, adopt or change any Tax accounting method or Tax accounting period, enter into, cancel or modify any agreement with a Taxing Authority, except consistent with past practices, settle any Tax claim or assessment relating to the Company, surrender any right to claim a refund of Taxes or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company (other than an extension resulting solely from an ordinary course extension of time to file a Tax Return, consistent in all respects with past practice as illustrated on Section 2.20(b) of the Disclosure Schedule), destroy or dispose of any books or records with respect to Tax matters relating to any Tax periods for which the statute of limitations is still open, or take any other similar action relating to the filing of any Tax Return or the payment of any Tax if such other similar action would have the effect of increasing the liability for Taxes of the Company for any taxable period (or portion thereof) ending after the Closing Date and provided that any of the actions described in this Section are not obligatory or required by Applicable Law or order of a Tax Authority; (j) Other than in the ordinary course of business consistent with past practice, enter into (i) any Contract that would (if entered into, amended, renewed or modified prior to the date of the Agreement) constitute a Material Contract with new or existing customers with any (A) material term that is inconsistent with the Company’s existing Material Contracts with such customers or past contracting practices with similarly situated customers, as applicable; or (B) that does not provide for a defined monetary limitation of liability, other than any such Material Contract that has received Purchaser’s prior written approval; (ii) any Material Contract with existing customers other than on terms materially consistent with the Company’s existing Material Contracts with such customers, as long as they provide with a defined monetary limitation of liability, and provided such were Made Available to Purchaser prior to the date hereof, unless reasonably required with regard to the circumstances of a particular Material Contract or customer; or (iii) any Contract that would (if entered into, amended, renewed or modified prior to the date of the Agreement) constitute a Material Contract with new customers other than on terms that are materially consistent with the Company’s past contracting practices with similarly situated customers, as long as they provide with a defined monetary limitation of liability, and provided such were Made Available to Purchaser unless reasonably required with regard to the circumstances of a particular Material Contract or customer; (k) enter into any Contract (i) under which the Company grants or provides or agrees to grant or provide to any third Person any assignment, license or other right with respect to any Intellectual Property Rights or Technology (other than non-exclusive licenses granted to the Company’s customers in the ordinary course of business consistent with past practice); (ii) under which the Company establishes with any third party a joint venture, strategic relationship, or partnership pursuant to which the Company agrees to develop or create any material Technology, Intellectual Property Right; (iii) under which the Company agrees to create or develop any Technology, Intellectual Property Right, products, or services with any third party; (iv) apply, amend, terminate any Contract related to registration of Company Intellectual Property Rights; or (v) that will cause or require the Company or

29 4164-8683-7320.35 Purchaser or any of their Affiliates to (A) grant to any third party any license (other than non-exclusive licenses granted to the Company’s customers in the ordinary course of business consistent with past practice), covenant not to sue, immunity or other right with respect to or under any of the Intellectual Property Right or Technology of Purchaser or any of its Affiliates; or (B) be obligated to pay any material royalties or other amounts, or offer any discounts, to any third party (other than in connection with non-exclusive Inbound License Agreements entered into in the ordinary course of business consistent with past practice); (l) enter into or amend any Contract (i) pursuant to which any other party is granted, or that otherwise constrains or subjects the Company or Purchaser or any of its Affiliates to, any non-competition, “most-favored nation,” exclusive marketing or other exclusive rights of any type or scope or that otherwise restricts the Company or, upon completion of the Share Sale, Purchaser or any of its Affiliates, from engaging or competing in any line of business, in any location or in any other manner; (ii) with respect to joint ventures, partnerships or material strategic alliances; or (iii) with respect to future services requirements; (m) commence or settle any Action with an amount in controversy in excess of US$ 25,000 other than (i) for the routine collection of bills, (ii) in such cases where Seller or the Company is in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business or (iii) for a breach of this Agreement; (n) not to enter into (i) any new Contracts or transactions with Seller or any of its Affiliates, or (ii) any other Related Party to any of Seller’s Affiliates; (o) accelerate the payment of any material (individually or in the aggregate) Accounts Receivable or Intercompany Receivables, or change or deviate from any cash management practices, in each case except in the ordinary course of business consistent with past practice; or (p) enter into any Contract or otherwise make a commitment to take any of the actions described in subsections (a) through (o) in this Section 4.2. Section 4.3 Reasonable Efforts; Antitrust; FDI. (a) Subject to the terms and conditions contained in this Section 4.3, Seller and Purchaser shall, and Seller shall cause the Company and any of their Affiliates to, cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable Laws and to consummate and make effective the transactions contemplated by this Agreement, including their respective commercially reasonable efforts to obtain, prior to the Closing Date, all Permits, consents, approvals, authorizations, qualifications and Orders of Governmental Entities and parties to Contracts with the Company (including landlords) as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to consummation of the transactions contemplated hereby set forth in Section 5.1 and Section 5.2; provided, that no Indebtedness for borrowed money shall be repaid, except as otherwise required pursuant to the terms of the applicable loan agreement, and no Material Contract shall be amended to increase the amount payable thereunder or otherwise to be materially more burdensome to the Company, to obtain any such consent, approval or authorization, without first obtaining the written approval of Purchaser. (b) Based on their respective analyses, the parties have the common understanding that, with respect to the consummation of the transactions contemplated under this Agreement, it is advisable to make a filing pursuant to Foreign Direct Investment (“FDI”) Laws in the Federal Republic of Germany. To the extent a mandatory German FDI filing should not be required, the parties agree that a voluntary filing should be made in order to pre-empt any call-in of the transaction by the German Ministry for Economic Affairs and Climate Action (the “BMWK”). Without prejudice to the foregoing sentences, if not already filed prior to the date hereof, Seller and Purchaser shall use their respective commercially reasonable efforts to promptly file or cause to be filed, within five (5) Business Days from the date hereof, a precautionary notification and application for a non-objection certificate to the

30 4164-8683-7320.35 BMWK. Seller and Purchaser shall consult and cooperate with each other in the preparation of such filing, and shall promptly inform the other parties of any material communication received by such party from the BMWK regarding the transactions contemplated by this Agreement. Seller shall review and discuss in advance, and consider in good faith the views of Purchaser in connection with any proposed written or material oral communication with the BMWK. Seller shall not participate in any scheduled meeting with the BMWK unless it first consults with Purchaser in advance, and to the extent permitted by the BMWK, gives Purchaser the opportunity to be present thereat. Neither Parent, Seller nor Purchaser shall agree to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of the BMWK without the written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed). Each of Purchaser and Seller shall be responsible for their respective input to be provided for the FDI filing and external advisor fees required to be paid in connection with such filing. (c) Purchaser’s obligations under this Section 4.3 to use commercially reasonable efforts shall not include (i) proposing, negotiating, committing to or effecting, by consent decree, hold separate order, or otherwise, the sale, transfer, license, divestiture or other disposition of, or any prohibition or limitation on the ownership, operation, effective control or exercise of full rights of ownership of, any of the businesses, product lines or assets of Purchaser or any of its Affiliates or of the Company, or (ii) defending any judicial or administrative action or similar proceeding instituted (or threatened to be instituted) by any Person under any German FDI Law or seeking to have any stay, restraining order, injunction or similar order entered by the BMWK vacated, lifted, reversed, or overturned. (d) Without limiting the generality of Section 4.3(a), Seller shall cause the Company to deliver each of the agreements or documents referred to in Section 5.1(g). Section 4.4 Domination and Profit and Loss Transfer Agreement. (a) Seller, as controlling entity, and the Company, as controlled entity, entered into a domination and profit and loss transfer agreement (Beherrschungs- und Gewinnabführungsvertrag) dated August 12, 2020, which became effective as of December 12, 2020 (the “DPLTA”). (b) Seller shall implement a short fiscal year in the Company ending on or before the Closing Date (the “Short Fiscal Year”). The DPLTA shall be terminated with effect as of the expiry of the Short Fiscal Year by mutual termination agreement between the Company and Seller (the “DPLTA Termination Date”). (c) Seller and the Company shall take any actions, and Purchaser shall procure that any actions will be taken by the Company, that the DPLTA will in any event be effectively implemented (durchgeführt) for periods as of the date hereof up to and including the DPLTA Termination Date in accordance with section 14 para. 1 sent. 1 no. 3 of the German Corporate Income Tax Act (Körperschaftsteuergesetz). (d) Obligations to transfer profits or assume losses under the DPLTA for the period until the DPLTA Termination Date shall be determined on the basis of individual annual financial statements of the Company for the Short Fiscal Year (“DPLTA Financial Statement”), which shall be drawn up by the Company in cooperation with Seller, granting full access to any relevant documents prior to the DPLTA Termination Date, in accordance with German generally accepted accounting principles to be applied in accordance with past practices. As from the Closing, Purchaser shall procure that the DPLTA Financial Statements will be drawn up and adopted in accordance with this Section 4.4(d) and made available to Seller as soon as reasonably practicable after the DPLTA Termination Date. Any profit (abzuführender Gewinn) of the Company to be transferred to Seller under the DPLTA as shown in the DPLTA Financial Statements shall belong to Seller (“DPLTA Seller Claim”). Any loss (auszugleichender Jahresfehlbetrag) of the Company to be assumed by Seller under the DPLTA as shown in the DPLTA Financial Statements shall be borne by Seller (“DPLTA Seller Liability”). Between each other, Seller and Purchaser shall treat any DPLTA Seller

31 4164-8683-7320.35 Claim and any DPLTA Seller Liability as final claims and/or obligations under the DPLTA (for all fiscal years prior to the Closing Date). (e) In this respect, except as legally required in order to ensure that the DPLTA is effectively implemented pursuant to section 14 para. 1 sent. 1 no. 3 German Corporate Income Tax Act (to safeguard the fiscal unity for corporate income and trade tax purposes between Seller and the Company), the DPLTA Financial Statements and the financial statements for any previous fiscal years of the Company shall not be amended by the parties, or by the Company, and no further payments under or in respect of the DPLTA shall be required. In case an amendment or payment is required in accordance with the foregoing, the parties shall (i) procure that all relevant payments are made and claims settled in a way accepted by the competent Tax Authority for purposes of the effective implementation of the DPLTA and (ii) the parties shall further procure the following: If Seller has to make a payment under the DPLTA to the Company, Purchaser shall make a payment in the respective amount to Seller or if the Company has to make a payment under the DPLTA to Seller, Seller shall make a payment in the respective amount to Purchaser, in each case concurrently with the relevant other payment. Any payment made between the parties under this Section 4.4(e) shall be considered as a Purchase Price Adjustment. For the avoidance of doubt, this Section 4.4(e) does not prevent or exclude Purchaser from any claims under Article II. (f) Subject to the other provisions of Section 4.4(d) which shall prevail, the Parties agree that the DPLTA shall be preliminarily settled between Seller and the Company at Closing based on a good faith estimate determined by Seller in connection with the Estimated Closing Statement pursuant to Section 1.5(a) to the extent it is compliant with Applicable Laws. Following Closing, the final DPLTA Seller Claim or DPLTA Seller Liability will be calculated according to Section 4.4(d) above and any preliminary settlement of the DPLTA will be adjusted accordingly. The parties agree that there shall be no double-counting of any DPLTA Seller Claim or DPLTA Seller Liability when calculating, paying or adjusting the (Estimated) Purchase Price. (g) Purchaser shall indemnify and hold harmless Seller and its Affiliate from and against, and shall compensate and reimburse Seller for, any and all Taxes related to the time period ending on or before the DPLTA Termination Date resulting from, arising out of, relating to, or imposed upon or incurred by Seller or its former and present Affiliates by reason of a breach of any obligation of Purchaser set forth in Section 4.4, Section 4.12(c), Section 4.12(d) and Section 4.12(e) (as applicable), if and to the extent Seller demonstrates that the failure to oblige with such obligations has caused the indemnifiable Tax to accrue or impaired the ability of Seller to lower or reduce the amount of any Tax assessment or enforcement. Section 4.5 Third Party Notices and Consents. (a) Parent and Seller shall cause the Company to use commercially reasonable efforts to deliver to the applicable third party or obtain prior to the Closing, and deliver to Purchaser at or prior to the Closing, those consents and/or notices (as applicable) that are set forth in Section 2.4 of the Disclosure Schedule; provided, however, all obligations with respect to the purchase orders set forth in Schedule 4.18(b) shall be governed exclusively by Section 4.18(b). (b) Parent and Seller shall cause the Company to give all notices and other information required to be given to the Business Employees and any applicable Governmental Entity under Applicable Laws in connection with the transactions contemplated by this Agreement. Section 4.6 Confidentiality. (a) Effective as of the date hereof, each party agrees to keep secret and to treat with confidentiality the Confidential Information of the other parties and not to disclose any such Confidential Information to any person or entity whatsoever or to use any Confidential Information for any purpose whatsoever; provided, however, that in the event that a party or parties, as applicable, (a “Required Disclosing Party”) shall be legally required to disclose any Confidential Information, the Required Disclosing Party shall immediately notify the other party or parties, as applicable, of such request or

32 4164-8683-7320.35 requirement prior to disclosure so that the other party or parties, as applicable, may seek an appropriate protective order with the reasonable assistance of the Required Disclosing Party. (b) Without limiting from the foregoing, each Party hereby agrees that (i) it will be bound by and comply with the obligations of the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms, except that any Confidential Information concerning the Company shall be deemed Purchaser’s Confidential Information for all purposes under this Section 4.6; and (ii) it and its Affiliates will hold, and that it will direct its other Representatives to hold, the terms of this Agreement, and the fact of this Agreement’s existence, in strict confidence in accordance with the terms and conditions of the Confidentiality Agreement. At no time will a party hereto or its officers, directors, Affiliates or employees disclose any of the terms of this Agreement (including the economic terms) or any non-public information about a party hereto to any other Person without the prior written consent of such other party. (c) Notwithstanding anything to the contrary in the foregoing, a party hereto will be permitted to disclose Confidential Information and any and all terms of this Agreement (i) to its financial, tax, and legal advisors (subject to the provisions of Section 3 to the Confidentiality Agreement) and (ii) subject to Section 4.7 below, to the extent applicable, to any Governmental Entity to the extent necessary to comply with Applicable Law or the rules of the primary exchange, if any, on which such party is listed. Section 4.7 Public Announcements. (a) Except as required pursuant to any mandatory disclosures under Applicable Law, including stock market rules, no party to this Agreement, nor any of their Affiliates and Representatives shall issue any press release or otherwise make any public statements in any form, including any statements accessible to the public via the internet or other means, with respect to this Agreement, the Share Sale or the other transactions contemplated by this Agreement or any of the other Transaction Documents without the prior written consent of Purchaser, Parent or Seller, as applicable, which consent shall not be unreasonably withheld or delayed. (b) Purchaser, Parent and Seller shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Share Sale contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by Applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange; provided, that each party may make statements without such consultation that are consistent with previous press releases, public disclosures or public statements made by either party in compliance with this Section 4.7(b). Purchaser, Parent and Seller agree that the initial press release to be issued with respect to the Share Sale contemplated by this Agreement shall be in the form heretofore agreed to by the parties. Section 4.8 Exclusivity. (a) During the Pre-Closing Period, Parent and Seller will not, nor will Parent nor Seller authorize or permit the Company or any of its Affiliates or Representatives to, directly or indirectly, (i) solicit, initiate, seek, or knowingly entertain, encourage, facilitate, support or induce the making, submission or announcement of any inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) enter into, participate in, maintain or continue any communications (except solely to provide written notice as to the existence of these provisions) or negotiations regarding, or deliver or make available to any Person any non-public information with respect to, or take any other action regarding, any inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or (iii) agree to, accept, approve, endorse or recommend (or publicly propose or announce any intention or desire to agree to, accept, approve, endorse or recommend) any Acquisition Proposal. Parent and Seller will immediately cease and cause to be terminated any and all existing activities,

33 4164-8683-7320.35 discussions or negotiations with any Persons conducted prior to or on the date hereof with respect to any Acquisition Proposal. (b) Without limiting the effectiveness of Section 4.8(a) above, Parent and/or Seller shall, within 24 hours, notify Purchaser orally and in writing after receipt by the Company, Parent or Seller or, to Seller’s Knowledge, any of their Affiliates (or, to Seller’s Knowledge, by any of its respective Representatives), of (i) any Acquisition Proposal, (ii) any inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, or (iii) any other notice that any Person is considering making an Acquisition Proposal. Such notice shall describe (1) the terms and conditions of such Acquisition Proposal, and (2) the identity of the Person or group (as such term’s meaning set forth in Section 13(D) of the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and related case law) making any such Acquisition Proposal. Section 4.9 Non-compete; Non-Solicit. (a) Non-compete – Restrictions. In consideration of the purchase of the Shares by Purchaser, within three (3) years from the Closing Date (the “Restricted Period”), Seller and Parent shall not, and to the extent permissible under Applicable Law, shall cause their Affiliates and, solely with respect to work performed at the direct instruction of Seller, Parent or their Affiliates, their respective employees not to: (i) within any jurisdiction in which the Company is either (a) operating; (b) is contemplating as of the Closing Date to do operate; or (c) in which it operated within 12 months prior to the Closing Date; directly or indirectly own, manage, operate, control, or participate in the ownership, management, or operation or control, or otherwise engage in, a business engaged in the research, development, assembly, production, marketing, distributing, selling and service of, manual or automated non-contact optical metrology systems for panel or semiconductor wafer, in the areas that the Company was operating in within 12 months prior to the Closing Date or was contemplating to operate in as of the Closing Date (the “Business”); provided, however, the parties acknowledge and agree that nothing in this Section will limit Seller, Parent or any of their Affiliates from engaging in any of the following activities: (A) engineering probers with optical measurement capabilities, (B) probing or testing of optical integrated circuits, (C) optical metrology for use in cryogenic applications and (D) optical metrology for probe cards and test/package consumables; the term “operating”, “operate” or the like, for the purposes of this Section 4.9(i) shall include doing business, developing, manufacturing, marketing, selling, or providing services, in each case, through Parent or its Affiliates or their respective distributors. (ii) persuade or attempt to persuade any potential customer or client regarding the Business to which the Company has made a presentation, or with which the Company has had discussions, not to hire the Company, or to hire another company; or (iii) interfere with the relationship between the Company and any customer or client of the Company, nor make any negative or disparaging statements or communications about the Company with such customer or client, nor with any providers of the Company, regarding the Business. (b) Non-compete – Exceptions. Notwithstanding the terms of the foregoing subsection (a), nothing contained herein will prohibit or restrict Seller, Parent or any of their Affiliates, from directly or indirectly: (i) owning securities constituting five percent (5%) or less of any class of securities of any private or publicly traded company, provided such ownership is of a passive financial investment nature only;

34 4164-8683-7320.35 (ii) engaging in any merger, acquisition (whether of shares or assets), consolidation or any other business combination with any Person if the stockholders of Parent immediately prior to closing of such transaction own less than sixty percent (60%) (for the avoidance of doubt, including none) of the outstanding common stock of the resulting or surviving entity (or the parent thereof) (a “Permitted Business Combination”). The parties agree that Section 4.9 will automatically terminate and be of no further force or effect upon the closing of a Permitted Business Combination, provided that (A) the stockholders of Parent immediately prior to the closing of such Permitted Business Combination are not entitled, pursuant to the terms of the merger agreement (or similar agreement governing the terms of such Permitted Business Combination), to elect or designate more than sixty percent (60%) (for the avoidance of doubt, including none) of the members of the board of directors or similar governing body of the surviving entity (or parent thereof), (B) neither Parent nor any of its directors or officers (x) have directly elected or designated or (y) are entitled to directly elect or designate, more than sixty percent (60%) (for the avoidance of doubt, including none) of the members of the board of directors or similar governing body of the surviving entity (or parent thereof), in each case (x) and (y), solely pursuant to or as disclosed in the terms of any document filed by Parent with the Securities and Exchange Commission directly in connection with and prior to the closing of such Permitted Business Combination, and (C) persons serving on the board of directors of Parent as of immediately prior to closing of such Permitted Business Combination do not comprise more than 60% (for the avoidance of doubt, including none) of the persons serving on the board of directors (or similar governing body) of the surviving entity (or parent thereof) as of immediately following the consummation of such Permitted Business Combination; (iii) divesting any business (whether by way of asset sale or otherwise); or (iv) acquiring (whether by acquisition of assets, merger or otherwise) any business entity for which revenues from the Business represented an amount less than fifteen percent (15%) of such entity’s aggregate revenues during such entity’s last fiscal year; provided, that Seller, Parent or such Affiliate, as applicable, will provide written notice to Purchaser upon consummation of such transaction and will use commercially reasonable efforts to divest itself of such rights in the Business within six (6) months from the closing of such acquisition (but in any event will divest itself of such rights in the Business before the date that is 12 months of such acquisition), and during such period prior to divestment, the ownership, conduct, management, operation or control of such Business will not be in violation of the foregoing subsection (a). The obligation to divest set forth in this Section 4.9(b)(iv) will expire upon expiration of the Restricted Period. (c) Non-solicit. From and after the Closing Date, Seller and Parent shall not, and shall cause their Affiliates not to, for a period of three (3) years after the Closing Date, knowingly solicit for employment any Business Employee; provided, that this paragraph shall not preclude Seller or its Affiliates from hiring any such employee (i) who responds to a general solicitation through a public medium or general or mass mailing by or on behalf of Seller or any of its Affiliates that is not targeted at employees of the Company, (ii) who contacts Seller or its Affiliates directly on such individual’s own initiative except for any employee of the Company who is a Key Employee, as demonstrated by written evidence; or (iii) whose employment by or term in office with the Company or its Affiliates ceased at least six (6) months prior to the date of the applicable solicitation or hiring for any reason other than such employee’s voluntary resignation. (d) It is the desire and intent of the parties to this Agreement that the provisions of this Section 4.9 shall be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. If any particular provisions or portion of this Section 4.9 shall be adjudicated to be invalid or unenforceable, this Section 4.9 shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, such

35 4164-8683-7320.35 amendment to apply only with respect to the operation of this Section 4.9 in the particular jurisdiction in which such adjudication is made. (e) Subject to Section 4.9(f), the parties recognize that the performance of the obligations under this Section 4.9 by Parent and Seller is special, unique and extraordinary in character, and that in the event of the breach by Parent or Seller of the terms and conditions of this Section 4.9 to be performed by Parent or Seller, Purchaser and the Company shall be entitled, if they so elect, to pursue damages for any breach of this Section 4.9, and to enforce the specific performance thereof by Parent or Seller or to enjoin Parent or Seller or its Affiliates from performing such breach. (f) Non-Compete – Cure Period. Notwithstanding anything herein to the contrary: (i) In the event Purchaser becomes aware of the existence of any circumstances which Purchaser in good faith believes may result in an indemnification claim pursuant to Section 6.2(a)(iii) with respect to a breach of Section 4.9(a) (Non-Compete), Purchaser shall provide a Claim Notice with respect to such alleged breach to Parent as soon as practicable after Purchaser becomes aware of such circumstances. (ii) Parent will have two (2) Business Days following receipt of the Claim Notice (the “Cure Period”) to dispute or cure such alleged breach of Section 4.9(a) as outlined in the Claim Notice. (iii) If such alleged breach is not cured within the Cure Period, the parties agree that any remaining dispute arising out of the alleged breach of Section 4.9(a) outlined in the Claim Notice shall be referred to the respective chief executive officers of the parties for resolution. The respective chief executive officers will use reasonable best efforts to resolve such alleged breach and come to an agreement within ten (10) Business Days after referral of the matter to them (the “Resolution Period”). (iv) If, upon the expiration of the Resolution Period, such alleged breach outlined in the Claim Notice has not been resolved, Purchaser may exercise any rights or remedies it may have pursuant to this Agreement with respect to the unsolved portion of such alleged breach. In the event Purchaser requests judicial relief of any kind to enforce its rights under Section 4.9(e) or Section 8.6(f) (or both), Parent agrees not to raise the following arguments in opposition to the requested judicial relief: (A) the fact that Purchaser complied with the procedures set forth in this Section 4.9(f); or (B) that twelve (12) Business Days (or any portion thereof) have passed due to the Cure Period and the Resolution Period provided for in this Section. Parent does not waive, and may assert, any other argument in opposition to Purchaser’s request for judicial relief. (v) Notwithstanding any other provision in this Section, there will be no limitations or restrictions on the time period in which Purchaser’s damages accrued due to the Cure Period and Resolution Period provided for in this Section. Section 4.10 Employees and Contractors. (a) Transferred Employees. For the purposes hereof, (i) each Company Employee other than the Carve-Out Employees, and (ii) each Additional Employee who either (A) transfers to the Company, Purchaser or any Affiliate of Purchaser by operation of Law on the Closing Date, or (B) accepts the Purchaser offer of employment pursuant to the terms of this Section, will be referred to as a “Transferred Employee”. Any employee, including directors and officers, of Seller, any Affiliate of Seller or the Company who is not a Transferred Employee, including for the removal of doubt any Offered Employees who do not become Transferred Employees, will be referred to as an “Excluded Employee”. (b) General Principle. Anything to the contrary hereunder notwithstanding, the Parties agree that Seller shall assume and bear all Liabilities, Losses, responsibilities and obligations, whether past, present or future, with respect to the employment of (i) Excluded Employees and

36 4164-8683-7320.35 (ii) Transferred Employees, except to the extent relating exclusively to the period of their engagement with the Company post-Closing (“Seller Employee Liabilities”). Unless stipulated otherwise in this Agreement, Purchaser shall indemnify and hold harmless Seller and its Affiliates from and against, and shall compensate and reimburse Seller for, all Liabilities, Losses, responsibilities and obligations with respect to the Transferred Employees, solely to the extent relating to the period of their engagement with Purchaser, its Affiliates and the Company post-Closing (“Purchaser Employee Liabilities”). Notwithstanding anything to the contrary under this Agreement, (A) Seller shall indemnify and hold harmless Purchaser and its Affiliates from and against, and shall compensate and reimburse Purchaser for, any and all Liabilities, Losses and obligations in respect to the Seller Employee Liabilities and (B) Purchaser shall indemnify and hold harmless Seller and its Affiliates from and against, and shall compensate and reimburse Seller for, any and all Liabilities, Losses and obligations in respect to the Purchaser Employee Liabilities. Notwithstanding the foregoing, none of Seller, Parent or Purchaser shall be entitled to recover specific Losses for a corresponding Loss that was already included as the same Liability (in all respects) and to the extent such Liability was accurately calculated, depicted and clearly taken into full account in determining the Net Working Capital, Transaction Expenses, Indebtedness taken into account as downward adjustments to the Purchase Price. (c) Automatic Transfer Employees. Effective as of the Closing Date, the Automatic Transfer Employees will be transferred by operation of Applicable Law unless the Automatic Transfer Employees object to their transfer pursuant to Applicable Law. Unless otherwise set forth in this Agreement, the rights, powers, duties, Liabilities and obligations of Parent, Seller and any Affiliate of Seller with respect to such Automatic Transfer Employees in respect of their terms and conditions of employment in force immediately before the Closing Date will be transferred to Company, Purchaser or any Affiliate of Purchaser in accordance with Applicable Law. (d) Offered Employees. Within 10 Business Days of the date hereof, Purchaser will make offers of employment to the Offered Employees in accordance with Applicable Law and to become effective as of the Closing Date. Such offers of employment will be on terms and conditions, including pay, position, responsibility and benefits, including equity incentive arrangements and restricted stock units, that are substantially comparable to the terms and conditions provided to such Offered Employees by Parent and/or its Affiliates on the date hereof and for employment at a work location within a 10-mile radius of the location where such Offered Employees are permanently providing services with respect to the Company’s business as conducted. No later than eight (8) Business Days prior to delivering such offers of employment to the Offered Employees, Purchaser will provide the material terms of such offers to Seller and Purchaser will consider in good faith any comments provided by Seller. Parent or its Affiliates may terminate the employment of any Offered Employee who does not become a Transferred Employee on the Closing Date, provided that Parent will be entitled to prompt reimbursement from Purchaser of any severance or separation costs (including the employer portion of any withholding and payroll Taxes thereon) required to be paid by Parent or its Affiliates but only with respect to any Offered Employee who both (i) does not receive an offer of employment made by Purchaser or one of its Affiliates that materially complies with the requirements set forth in this Section and (ii) does not become a Transferred Employee on the Closing Date. For the avoidance of doubt, should an Offered Employee (A) receive an offer of employment made by Purchaser or one of its Affiliates that materially complies with the requirements set forth in this Section and (B) does not become a Transferred Employee, Parent or its applicable Affiliate will bear the costs associated with any severance or separation costs (including the employer portion of any withholding and payroll Taxes thereon) required to be paid by Parent or its Affiliates. (e) Employment Protection. (i) The parties and their applicable Affiliates will use commercially reasonable efforts to ensure that each Automatic Transfer Employee and Offered Employee who is inactive because of a leave of absence due to a short- or long-term disability becomes employed by Purchaser on the Closing Date, if permitted by Applicable Law, and otherwise as soon as possible after such employee’s return to active employment.

37 4164-8683-7320.35 (ii) Purchaser and its Affiliates will take into account all service that the Transferred Employees earned while employed by Seller or any of its Affiliates, as applicable, prior to the Closing Date and will treat such service as service with Purchaser and its Affiliates for purposes of determining such Transferred Employees’ eligibility for holidays, sick days, vacation, and benefits. Purchaser and its Affiliates will take into account all service of the Transferred Employees with Seller or any of its Affiliates prior to the Closing Date for purposes of participation, vesting and benefit accrual under the employee benefit plans, funds or programs of Purchaser and its Affiliates, to the extent such are based upon tenure. Any group health plan of Purchaser or any of its Affiliates in which a Transferred Employee or the dependents thereof participate will recognize for purposes of calculating any deductible, co-pay or out of pocket maximum thereunder the covered expenses that such Transferred Employee and such Transferred Employee’s dependents incurred in the group health plan of the same type with Seller, any of its Affiliates or the Company, as applicable, prior to the Closing Date. For these purposes, “covered expenses” are those that counted towards the deductible, co-pay or maximum out of pocket expenses in the group health plan of Seller, any of its Affiliates or the Company, as applicable, that is the same type of group health plan that the Transferred Employee and such Transferred Employee’s dependents are participating in with Purchaser or its Affiliates and that were incurred in a plan year of Seller’s (or its Affiliates’) relevant group health plan that ends with or within the plan year of Purchaser’s (or its Affiliates’) relevant group health plan that ends after the Closing Date. Notwithstanding anything in this Agreement to the contrary, any service credited by Seller, any of its Affiliates or the Company, as applicable, with respect to any Transferred Employee for any period or periods of time prior to the Transferred Employee’s commencement of employment with Seller, any of its Affiliates or the Company, as applicable, will be counted as service of the Transferred Employee while employed by Seller, any of its Affiliates or the Company, as applicable, prior to the Closing Date and will be taken into account by Purchaser and its Affiliates for purposes of this Section 4.10(e). (iii) Without limiting any other obligation of Purchaser hereunder, Purchaser and its Affiliates, as applicable, will (i) establish new employee benefit or fringe benefit plans, funds or programs to cover the Transferred Employees (and, to the extent appropriate, their dependents and other beneficiaries), (ii) cover the Transferred Employees (and, to the extent appropriate, their dependents and other beneficiaries) under its existing employee benefit or fringe benefit plans, funds or programs, (iii) assume the Employee Plans to the extent it is mandatory under Applicable Law, or (iv) any combination of clauses (i), (ii) and (iii) above as Purchaser and Seller reasonably agree. (iv) The provisions of this Section 4.10(e) are solely for the benefit of the parties hereto, and nothing in this Section 4.10(e) or any other provision of this Agreement, whether express or implied, is intended to, or will (i) constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or Applicable Law or otherwise be treated as an amendment or modification of any benefit plan, agreement or arrangement, (ii) limit the right of Seller, Purchaser or any of their respective Affiliates to amend, terminate or otherwise modify any benefit plan, agreement or arrangement, or (iii) create any third-party beneficiary or other right in any Person, including any current or former employee of Seller or any of its Affiliates, any participant in any benefit plan, agreement or arrangement (or any dependent or beneficiary thereof). (v) Purchaser and its applicable Affiliates will timely provide any information relating to the Company’s business that is necessary for Seller and its Affiliates to discharge their obligations under Applicable Laws (including under any Transfer Regulations) to notify and/or consult with the Company Employees or Offered Employees or their representatives, unions, works councils or other employee representative bodies, if any. (f) Equity Incentives.

38 4164-8683-7320.35 (i) Seller shall procure that any equity incentives, including any restricted stock units granted to Transferred Employees by Seller or any Affiliate of Seller (“Equity Incentives”), will terminate with effect as of the Closing Date to the extent the Equity Incentives have not become vested on the Closing Date (“Unvested Equity Incentives”). To the extent the Equity Incentives have become vested on the Closing Date, all Liabilities resulting therefrom shall be deemed as Seller Employee Liabilities. (ii) At the Closing, each Company restricted stock unit held by a Transferred Employee that is unvested, unexpired, unexercised and outstanding immediately prior to the Closing (the “Unvested RSUs”) shall, on the terms and subject to the conditions set forth in this Agreement, be cancelled and in substitution for the cancelled Unvested RSUs, the Transferred Employee will receive restricted stock units in Camtek IL at the same fair market value as the Unvested RSUs. For this purpose, “fair market value” of the share price of each Unvested RSU will be equal to the average closing price of a share on the stock exchange or a national market system on which the shares are listed over the 30 trading days as of the end of trade two Business Days prior to Closing. Each cancelled and substituted Unvested RSU shall be subject to the similar terms and conditions (including vesting schedule) that were applicable to such Unvested RSU immediately prior to or at the Closing. Camtek IL will not substitute any Unvested RSUs held by Persons that are Excluded Employees. Promptly after the Closing Date, Camtek IL shall issue to each Person who immediately prior to the Closing was a holder of Unvested RSUs a document evidencing the foregoing assumption by Camtek IL. Subject to Section 4.13, Purchaser will have the opportunity to provide documentation, explanation, data and discuss all matters regarding the above grants with the relevant Transferred Employees. (g) Continuing Contractors. Parent and Seller shall cause the Company or any of its Affiliates who are supporting the Company’s business as conducted to cooperate and work with Purchaser to help Purchaser identify independent contractors of the Company whom Purchaser may wish to engage following the Closing. Subject to the prior written consent by Seller not unreasonably withheld or delayed, Purchaser shall have the right to furnish to independent contractors referred to in the preceding sentence terms and conditions of employment with the Company, Purchaser, or any other legal entity as determined by Purchaser becoming effective as of Closing. The independent contractors of the Company referred to in the preceding sentence shall be hereinafter referred to as the “Continuing Contractors.” Notwithstanding anything in this Agreement to the contrary, no Continuing Contractor, and no other independent contractor of the Company, shall be deemed to be a third party beneficiary of this Agreement. (h) Collaboration Regarding Employee Communications. During the Pre-Closing Period Parent, the Company and Purchaser shall collaborate in approaching all Company Employees, the employees who shall become Additional Employees and independent contractors in order to communicate to them the pending transactions hereunder, with the goal to ensure a smooth continuation of their engagement with the Company (or its relevant Affiliate, as applicable). (i) Carve-Out Employees. The Parties agree and Prior to Closing, Seller shall procure that the employment and/or services relationships of the Carve-Out Employees shall be transferred to Seller or any Affiliate of Seller with effect as of the Closing Date. Seller shall indemnify and hold harmless Purchaser, the Company and their Affiliates from any Liabilities, Losses and obligations arising from and in connection with the employment and/or services relationships of the Carve-Out Employees, including the costs for a continuation of the employments until the effective date of any transfer and termination, respectively, and any severance costs. Section 4.11 Third Party Communications. During the Pre-Closing Period Parent, the Company and Purchaser shall collaborate in approaching all customers, suppliers and all other third party business partners as reasonably requested by Purchaser, in order to communicate to them the pending transactions hereunder, with the goal to ensure a smooth continuation of their underlying business relationships following the Closing.

39 4164-8683-7320.35 Section 4.12 Tax Matters. (a) Cooperation. Each of Purchaser and Seller agrees to retain and furnish or cause to be furnished to one another, upon request, as promptly as practicable, such information in their possession (or, in the case of Purchaser, following the Closing, in the possession of the Company) and assistance relating to the Company as is reasonably necessary for the filing of all Tax Returns of or with respect to the Company, the making of any election related to Taxes of or with respect to the Company and the period ending on or before the Closing Date, the preparation for any audit by any Taxing Authority relating to any Tax Return of or with respect to the Company and the period ending on or before the Closing Date, and the prosecution or defense of any Action relating to any Tax Return of or with respect to the Company and the period ending on or before the Closing Date. Purchaser and Seller shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes of or with respect to the Company and the period ending on or before the Closing Date and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section 4.12. In the event any Taxing Authority informs Seller, on the one hand, or Purchaser or the Company, on the other, of any notice of proposed audit, claim, assessment or other dispute concerning an amount of Taxes with respect to which the other party may incur Liability hereunder, the party so informed shall promptly notify the other party of such matter. (b) Transfer Taxes. Any Transfer Taxes shall be borne by Purchaser. Except as otherwise required by Applicable Law, Purchaser shall, at its own expense, prepare and file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and provide Seller with a complete and correct copy thereof. (c) Filing Tax Returns. (i) Tax Returns (x) required to be filed by or on behalf of the Company, (y) relating to any Tax assessment periods (Veranlagungszeiträume, Erhebungszeiträume, sonstige Besteuerungszeiträume) which fully or partially cover the period until the Closing Date and (z) which have an effect on Seller’s or its Affiliate’s Tax obligations (due to the fiscal unity for corporate income and trade tax purposes between Seller and the Company as described in Section 4.4(e)) (“Tax Returns of Seller’s Interest” and any Tax or Tax basis to be covered by law in a Tax Return of Seller’s Interest hereafter “Tax Item of Seller’s Interest”) shall be filed by Purchaser or the Company when due but subject to the review and prior written consent of Seller which shall not be unreasonably withheld and shall be deemed granted twenty (20) Business Days after such consent has been requested in writing by Purchaser. The Tax Returns of Seller’s Interest have to be prepared on a basis consistent with Seller’s reasonable and lawful instructions and further consistent with and by making elections in accordance with those Tax Returns prepared for past Tax assessment periods unless otherwise required by mandatory law or order of a Tax Authority. Any instructions given by Seller must comply with Applicable Law and past practice unless otherwise required by mandatory law or binding order of a Tax Authority. Purchaser shall ensure that any Tax Returns to be reviewed and approved by Seller (y) will be furnished to Seller no later than thirty (30) Business Days prior to the due date of the relevant Tax Return and (z) will be filed in time (taking into account any extensions). Purchaser shall take into account any instructions received from Seller no later than twenty (20) Business Days prior to the due date of the relevant Tax Return provided that such instructions are in accordance with Applicable Law. (ii) Any Tax Returns of Seller’s Interest may not be amended or changed without the prior written consent of Seller (such consent not to be unreasonably withheld and deemed granted twenty (20) Business Days after such consent has been requested in writing by Purchaser), and Purchaser shall follow, and shall cause the Company to follow, any reasonable and lawful instructions of Seller regarding the amendment of such Tax Returns; for the avoidance of doubt, corrections of filed Tax Returns which are required by law are not prevented by this clause.

40 4164-8683-7320.35 (d) Tax Assessments and Tax Audits. (i) After the Closing, Purchaser shall procure that Seller will be informed in writing without undue delay, at the latest however within ten (10) Business Days after receipt, by the Company or Purchaser, of all Tax assessments (Steuerbescheide) and announcements of Tax audits (Betriebsprüfungen) or other written administrative or judicial procedure, dispute or circumstance, in relation to a Tax Item of Seller’s Interest. (ii) Purchaser shall procure that Seller, at his costs, will be provided with all relevant documents and other information which are reasonably available to the Company or Purchaser and are required to enable Seller to evaluate such Tax Item of Seller’s Interest. (iii) If and to the extent that Tax audits of the Company relate to Tax Item of Seller’s Interest, Seller shall, at its reasonable request and sole cost and expense, be given the opportunity to engage and instruct, at their choice, a German Tax counsel in relation to such Tax audits regarding Tax Item(s) of Seller’s Interest. The German Tax counsel is entitled to participate in meetings with Tax Authorities in relation to such Tax proceedings and audits acting reasonably. (iv) Purchaser shall use commercially reasonable efforts with regard to Tax audits relating to Tax Item of Seller’s Interest that, (A) the Tax auditor shall address questions and statements in writing (unless otherwise agreed between Purchaser and Seller in advance and in writing); and (B) such questions and statements are forwarded to Seller without undue delay and give Seller the opportunity to provide answers and comments on these questions and statements prior to their filing. Any such answers and comments must be provided by Seller within fifteen (15) Business Days after the receipt of the questions or statements, provided that, Seller shall bear all out-of-pocket costs and expenses in connection with this Section 4.12(d)(iv). (e) Defense. (i) Purchaser shall take, and shall procure that the Company take, at Seller’s sole expenses, such lawful action as Seller may request by written notice to Purchaser to avoid, dispute, resist, appeal or otherwise defend, including by suspension of enforcement or other injunction, against any assessment or enforcement of a Tax Item of Seller’s Interest. The Tax counsel of Seller’s choice shall be appointed by the Company, at the expense of Seller, in connection with actions relating to Tax Item of Seller’s Interest. The Company will allow this Tax counsel to report to Seller the status of such proceedings and is further entitled to discuss with Seller further procedural steps. Further, Seller is entitled to give instructions to this Tax counsel with regard to the defense and any legal remedy (including injunction) to be lodged including any arguments which may be used, provided that such instructions or arguments are reasonable, comply with mandatory law, where a continuous, unchanged past practice compliant with Applicable Law has been applied by the Company before the Closing Date, with such continuous and past practice applied by the Company. Purchaser procures that Seller and the Tax counsel will be provided without undue delay with all relevant documents, other information, and with such further assistance as reasonably required for the defense. The obligation to bear the expenses of any defense measure requested by Seller includes the fees and other costs payable in respect of any injunction, appeal or court proceeding. (ii) With respect to a Tax Item of Seller’s Interest no concession shall be made by Purchaser or the Company and no claim for Tax Item of Seller’s Interest shall be acknowledged or settled, without prior written consent of Seller, which shall not be

41 4164-8683-7320.35 unreasonably withheld or delayed and shall be deemed granted twenty (20) Business Days after request of such consent in writing by Purchaser. (f) All Taxes and Tax Liabilities with respect to the income, property or operations of the Company that relate to any Straddle Period shall be apportioned between the Pre-Closing Tax Period and the Tax period ending after the Closing Date as follows: (i) in the case of Taxes other than income, sales and use and withholding Taxes, on a per-diem basis, and (ii) in the case of income, sales and use and withholding Taxes, as determined from the books and records of the Company as though the Tax year of the Company terminated at the end of the Closing Date. (g) For the avoidance of doubt, Section 4.12(c) through (e) shall only apply to Taxes of Seller relating to the fiscal unity for income tax and trade tax purposes in place between Seller as fiscal unity parent and the Company as fiscal unity subsidiary, and shall not apply to any other Taxes. Section 4.13 Access to Information. During the Pre-Closing Period, (i) Parent and Seller shall and shall procure that the Company will, subject to Applicable Law, afford Purchaser and its Representatives reasonable access during business hours upon Purchaser’s written request reasonably in advance to (A) the Company’s corporate, financial and operational data, including corporate resolutions, properties and other material assets, books, Contracts and records, and (B) all other information concerning the business, properties and personnel of the Company as Purchaser may reasonably request, and (ii) Parent and Seller shall provide to Purchaser and its Representatives the Company’s bimonthly (i.e., twice a month) (as well as updates with respect to material occurrences to the extent transpire in between such periodical reports, as soon as reasonably practical) and Tax Returns, Tax elections and any other records and workpapers relating to Taxes, that are in the possession of the Company or subject to the Company’s control. Notwithstanding the foregoing, Purchaser expressly acknowledges and agrees that it will not, and will cause its Affiliates to not, contact or otherwise communicate with, either orally or in writing, any employee, officer, director, current or future customer or current or future supplier, licensor or joint venture partner of the Company’s business (including, for such purpose, any employee of the Company or Offered Employee who provides any service to the Company’s business) without the prior consent of Parent (such consent not to be unreasonably withheld or delayed). Section 4.14 Reserved. Section 4.15 Representation and Warranty Policy. The parties acknowledge that, as of the date hereof, Purchaser has obtained the Representation and Warranty Policy. Purchaser shall not terminate, modify or amend the Representation and Warranty Policy in a manner that would be adverse to Parent or Seller without Parent’s or Seller’s, as applicable, prior written consent (such consent not to be unreasonably withheld, delayed or conditioned). Seller shall cause the Company and its Representatives, as applicable, to reasonably cooperate and assist Purchaser with obtaining the Representation and Warranty Policy, as reasonably requested by Purchaser. Purchaser shall cause the Representation and Warranty Policy to include a waiver of subrogation by the carrier/insurer such that the Representation and Warranty Policy will not permit subrogation by the carrier/insurer to any rights of Purchaser against Seller or its Affiliates, except with respect to any claim based on fraud (the “Subrogation Waiver”), and further Purchaser will not waive or permit the amendment of such Subrogation Waiver. Section 4.16 Parent, Seller and Company Release. (a) Parent and Seller Release. Effective as of the Closing Date and subject to the Closing and the payment of the Purchase Price, in consideration of the consummation of the transactions contemplated hereunder, Parent and Seller (with respect to itself and any of its Affiliates except for the Company) hereby irrevocably, unconditionally and completely releases, acquits and forever discharges the Company and each of the Company’s directors, officers, employees, agents, advisors, Representatives, Affiliates, successors, heirs and assigns, executors and administrators and the Transferred Employees (the “Company Releasees”) from any past, present and future disputes, claims, controversies, demands, rights, obligations, costs, expenses (including attorneys’ and accountants’ fees and expenses), Liabilities, actions and causes of action of every kind and nature, in law or in equity,

42 4164-8683-7320.35 whether known or unknown, matured or unmatured, fixed or contingent, involving, or that may be asserted or exercised by Parent, Seller or and any of their Affiliates, in any capacity, except for Seller’s rights under this Agreement, in connection with the transactions contemplated hereby and each agreement attached as an exhibit hereto or entered into in connection herewith. (b) Company Release. In consideration of the consummation of the transactions contemplated hereunder, the Company hereby irrevocably, unconditionally releases, acquits and forever discharges, effective as of the Closing Date and subject to the Closing, Seller and each of Seller’s directors, officers or employees who acted as any current or former or serving as of immediately prior to the Closing Date director or officer of the Company, as well as its successors, heirs and assigns, executors and administrators (the “Seller Releasees”) from any past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature, in law or in equity, whether known or unknown, matured or unmatured, fixed or contingent, involving, or that may be asserted or exercised by the Company that arise from or out of, are based upon or relate to the service of such person as a director or officer of the Company, except with respect to such rights and claims available to Purchaser under this Agreement, in connection with the transactions contemplated hereby and each agreement attached as an exhibit hereto or entered into in connection herewith. (c) Notwithstanding anything to the contrary in this Section, the foregoing releases and covenants will not apply to any claims (i) involved fraud or breach of applicable law of the Company Releasee (in case of Seller Release) or Seller Releasee (in case of Company Release), (ii) relating to the other Party’s failure to perform any of its obligations, undertakings or covenants set forth in this Agreement, (iii) relating to any employment payment, including salary, bonuses, accrued vacation, any other employee compensation and/or benefits and unreimbursed expenses and (iv) relating to or arising from any commercial relationship (including for the removal of doubt any services engagements) Seller may have with any of the Company Releasees or that Purchaser or the Company may have with any Seller Releasee. (d) Notwithstanding anything to the contrary: (i) the foregoing release is conditioned upon the consummation of the Closing and will become null and void, and will have no effect whatsoever, without any action on the part of any Person, upon termination of this Agreement in accordance with Article VII and (ii) should any provision of this release be found, held, declared, determined, or deemed by any court of competent jurisdiction to be void, illegal, invalid or unenforceable under any Applicable Law, the legality, validity, and enforceability of the remaining provisions will not be affected and the illegal, invalid, or unenforceable provision will be deemed not to be a part of the release pursuant to this Section. Section 4.17 Transition Services. Seller shall ensure that for two (2) months after the Closing Date, at the reasonable request of Purchaser or the Company as may be provided from time to time, Seller and its relevant Affiliates shall provide Purchaser or the Company information technology services as reasonably agreed between Purchaser and Seller, to enable the Company to continue to carry on its business in all material respects in the same manner in which it was carried on terms to be mutually agreed in good faith. Section 4.18 Restructuring Activities; Purchase Orders. (a) Restructuring Assets and Activities. (i) Parent and Seller will use reasonable best efforts to perform, at their own cost and expense (except as specified in clause (ii) below), restructuring activities to transfer certain assets, listed on Schedule 4.18(a), (the “Restructured Assets”) to the Company on or prior to the Closing (the “Restructuring Activities”). Neither Parent nor Seller will be required to perform any Restructuring Activities to the extent that it would violate Applicable Law. Parent and Seller will reasonably respond to reasonable questions by Purchaser regarding the status of the Restructuring Activities. Any executed documents, instruments or certificates (or forms thereof) to implement the Restructuring Activities will

43 4164-8683-7320.35 be made available to Purchaser reasonably promptly following their completion. For purposes of this Agreement, the Restructuring Activities will be deemed to be in the ordinary course of business of the Company. (ii) Notwithstanding the foregoing, promptly but in any event no later than 60 calendar days following the Closing Date, Purchaser will, at Purchaser’s cost and expense, prepare for relocation of the Restructured Assets and relocate such Restructured Assets. Subject to the provisions hereof, Parent agrees to cooperate, and agrees to cause its Affiliates to cooperate, with Purchaser and provide Purchaser all assistance reasonably requested by Purchaser in connection with the planning and implementation of the transfer of any Restructured Assets or any portion of any of them to such location as Purchaser will designate. The Restructured Assets will be transported by or on behalf of Purchaser, and until all of the Restructured Assets are removed from Parent’s or its Affiliates’ facilities, Parent will permit, and will cause its Affiliates to permit, Purchaser and its authorized agents or representatives, upon prior notice, to have reasonable access to such facilities during normal business hours to the extent necessary to disconnect, detach, remove, package and crate the Restructured Assets for transport. Purchaser will be responsible for (A) disconnecting and detaching all fixtures and equipment that are Restructured Assets from the floor, ceiling and walls of Parent’s or its Affiliates’ facilities so as to be freely removed from such facilities and (B) packaging and loading the Restructured Assets for transporting to and reinstalling the Restructured Assets at such location(s) as Purchaser will determine. (b) Purchase Orders. Purchaser, Parent and Seller will work together in good faith to transition the commercial arrangements described in Schedule 4.18(b) to Purchaser (or an Affiliate of Purchaser designated by Purchaser, including the Company) post-Closing and, effective as of the Closing, Purchaser shall become the beneficial owner of all amounts due or received thereby in respect of such commercial arrangements, which shall be transferred to Purchaser by Parent, Seller or any Affiliate thereof, as applicable. Section 4.19 Joint and Several Liability. Anything to the contrary herein notwithstanding, the liability of Seller and Parent, under this Agreement, including for the compliance with any covenants hereunder and/or breach of any representations and/or warranties hereunder, shall be joint and several. The liability of the Purchaser’s entities, under this Agreement, shall be joint and several. Section 4.20 Collaboration. Subject to the terms hereof, during the Pre-Closing Period, the parties agree to collaborate in good faith with the goal to ensure a smooth continuation of the Company’s business following the Closing. ARTICLE V CONDITIONS TO CLOSING Section 5.1 Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the Closing are subject to the satisfaction or waiver of each of the following conditions: (a) Representations, Warranties and Covenants of Parent, Seller and Company. (i) each of Parent, Seller and the Company shall have performed and satisfied in all material respects each of its respective covenants and obligations hereunder required to be performed and satisfied by it on or prior to the Closing Date, (ii) each of the representations and warranties of Parent, Seller and Company set forth in the Fundamental Representations shall have been true and correct in all respects as of the date of this Agreement and at and as of the Closing with the same force and effect as if made as of the Closing (except that representations and warranties that are made as of a specified date shall be true and correct as of such specified date), (iii) the representations and warranties of Parent, Seller and Company set forth in Section 2.10 (Financial Statements), Section 2.11 (Absence of Change), and Section 2.26 (Suppliers and Customers) shall have been true and correct in all material respects as of the date of this Agreement and at and as of the Closing with the same force and effect as if made as of the Closing (except that representations and warranties that are made as of a specified date shall be true

44 4164-8683-7320.35 and correct as of such specified date), and (iv) each of the representations and warranties of Parent, Seller and Company contained herein, other than those set forth above, shall have been true and correct as of the date of this Agreement and at and as of the Closing with the same force and effect as if made as of the Closing (except that representations and warranties that are made as of a specified date shall be true and correct as of such specified date), except, in the case of this clause (iv), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) FDI Clearance. The transactions contemplated by this Agreement are cleared (for the avoidance of doubt, the issuance of a non-objection certificate shall suffice) or deemed to be cleared under the German FDI Laws (e.g., due to lapse of applicable waiting periods or due to jurisdiction having been declined by the BMWK) or it turns out that the closing of the transactions contemplated by this Agreement is otherwise permissible pursuant to German FDI Laws. (c) Short Fiscal Year and Termination of DPLTA. (i) The competent Tax authorities have granted their consent to change the Company’s fiscal year and to introduce in the Company the short Fiscal Year. (ii) a change of the fiscal year of the Company to implement the Short Fiscal Year is registered with the commercial register. (iii) The DPLTA has been terminated with effect as of the expiry of the Short Fiscal Year. (d) Board Approval. Parent and Seller have submitted to Purchaser a written confirmation that the respective boards of Parent and Seller have approved the transactions contemplated by this Agreement. (e) No Restraints. No Law shall have been enacted or exist that would prohibit the transactions contemplated by this Agreement and the other Transaction Documents or the consummation of the Closing. There shall not be any temporary restraining order, preliminary or permanent injunction or other order or consent issued by any court of competent jurisdiction or other restraint or prohibition of any Governmental Entity (i) preventing the consummation of the Share Sale or other transactions contemplated by this Agreement or the other Transaction Documents or (ii) limiting or restricting Purchaser’s ownership, conduct or operation of the business of the Company following the Closing. Nor shall there be any threatened (in writing) Action seeking any of the foregoing or any other injunction, restraint, prohibition or material damages in connection with the Share Sale or the other transactions contemplated by this Agreement and the other Transaction Documents. (f) No Material Adverse Effect. Since the date hereof there shall not have occurred Material Adverse Effect. (g) Employment and Consulting Arrangements. (i) None of the Key Employees shall have terminated employment with the Company or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Arrangement or shall be unable to continue employment under his or her Employment Arrangement upon Closing. (ii) At least 10 of the employees set forth in Schedule 5.1(h)(ii) are employed by the Company, Purchaser or an Affiliate of Purchaser at Closing; provided, however, to the extent any of the employees set forth on Schedule 5.1(h)(ii) are Offered Employees and did not receive offers in compliance with Section 4.10, such employees will not be included in the calculation of this percentage requirement. (iii) The Consulting Agreement shall be in full force and effect at the time of the Closing.

45 4164-8683-7320.35 (h) Agreements and Documents. Purchaser shall have received the following agreements and documents, each of which shall be in full force and effect: (i) a certificate duly executed by Seller and containing the representation and warranty of Seller that the conditions set forth in Sections 5.1(a) (as they relate to Seller) have been duly satisfied; and (ii) letters of resignation and separation letters, in form reasonably satisfactory to Purchaser, duly executed by each managing director or officer of the Company, evidencing the resignation of each such director, managing director and officer (but only from such office, not as employee, unless otherwise required pursuant to the terms of this Agreement), in each case, effective as of the Closing. (i) Other Documents. Purchaser shall have received the Estimated Closing Statement and the certificate referenced in Section 5.1(h)(i) above, proof of termination of Encumbrances on any assets of the Company satisfactory to Purchaser, and such other documents, agreements, filings, third party consents, assignments and other instruments, in form and substance reasonably satisfactory to Purchaser, as may be required to consummate the Share Sale. Section 5.2 Conditions to Obligations of Parent and Seller. The obligations of Parent and Seller to consummate the Closing are subject to the satisfaction or waiver of each of the following conditions: (a) Representations, Warranties and Covenants of Purchaser. Except as would not reasonably be expected to prevent consummation of the Share Sale by Purchaser and other transactions contemplated hereby, (i) Purchaser shall have performed and satisfied in all material respects each of its respective covenants and obligations hereunder required to be performed and satisfied by it on or prior to the Closing Date, (ii) each of the representations and warranties of Purchaser set forth in Section 3.1 (Organization and Qualification), Section 3.2 (Authority), and Section 3.3 (No Conflict; Required Consents and Approvals) shall have been true and correct in all respects as of the date of this Agreement and at and as of the Closing with the same force and effect as if made as of the Closing (except that representations and warranties that are made as of a specified date shall be true and correct as of such specified date) and (iii) each of the representations and warranties of Purchaser contained herein, other than those set forth in subsection (ii) above, shall have been true and correct as of the date of this Agreement and at and as of the Closing with the same force and effect as if made as of the Closing (except that representations and warranties that are made as of a specified date shall be materially true and correct as of such specified date), except, in the case of clause (iii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Certificate. A certificate duly executed by Purchaser and containing the representation and warranty of Purchaser that the conditions set forth in Section 5.2(a) have been duly satisfied; (c) Board Approval. Purchaser has submitted to Parent and Seller a written confirmation the board of Purchaser has approved the transactions contemplated by this Agreement. (d) No Restraints. No Law shall have been enacted or exist that would prohibit the transactions contemplated by this Agreement and the other Transaction Documents or the consummation of the Closing. There shall not be any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other restraint or prohibition of any Governmental Entity preventing the consummation of the Share Sale or other transactions contemplated by this Agreement.

46 4164-8683-7320.35 ARTICLE VI SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION Section 6.1 General Survival. (a) The covenants and agreements of the Company, Parent, Seller and Purchaser contained in this Agreement shall survive the Closing Date; provided, that none of the covenants and agreements of the Company, Parent, Seller and Purchaser contained in this Agreement shall survive beyond the periods set forth in Section 6.1(b) below. (b) The representations, warranties, covenants and agreements of Parent, the Company and of Seller contained in this Agreement shall survive as follows: (i) the representations and warranties of the parties contained herein and in any certificates delivered pursuant hereto, as the case may be, will terminate and be of no further force or effect at the Closing, except for the Fundamental Representations, which shall survive the Closing and continue in full force and effect six (6) years from the Closing Date (the “Fundamental Claims Expiration Date”) and provided that nothing in the foregoing shall affect the period for indemnification with respect to fraud as detailed in clause (ii) below; (ii) notwithstanding anything to the contrary herein, any claim of fraud on the part of Parent, the Company or Seller shall survive until the expiration of the applicable statutes of limitations; (iii) any claims relating to or arising out of a breach of the covenants and agreements contained in this Agreement that are required to be performed in whole prior to the Closing (the “Pre-Closing Covenants”) will survive until the date that is twelve (12) months following the Closing Date (the “Pre-Closing Covenant Expiration Date”) and the covenants and agreements contained in this Agreement that require performance after the Closing (the “Post-Closing Covenants”) will survive until fully performed or observed in accordance with their terms (the “Post-Closing Covenant Expiration Date” and, together with the Pre-Closing Covenant Expiration the “Covenant Expiration Date”); and (iv) if, in accordance with this Article VI, (A) any indemnification claims arising from any breach of any representations and warranties set forth in Section 6.1(b)(i) above are asserted pursuant to Section 6.3 prior to the Fundamental Claims Expiration Date, (B) any indemnification claims arising from any claims of fraud are asserted pursuant to Section 6.3 at any time prior to the expiration of the applicable statute of limitations period or (C) any indemnification claims arising from any breach of any covenant or agreement set forth in Section 6.1(b)(iii) asserted pursuant to Section 6.3 prior to the applicable Covenant Expiration Date, such indemnification claims shall continue until the final amount of recoverable Losses are determined by final agreement, settlement, judgment or award binding on Parent and/or Seller and Purchaser in accordance with this Article VI. Section 6.2 Indemnification. (a) Indemnification by Parent and Seller. Subject to Section 6.1 and the other provisions of this Article VI, from and after the Closing Date, Parent and Seller shall, jointly and severally, in the manner set forth herein, indemnify and hold harmless Purchaser, the Company and their Affiliates, and their respective Representatives (collectively, the “Indemnitees”), from and against all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Indemnitee by reason of (including any Third Party Claim relating thereto): (i) any breach of any Fundamental Representation;

47 4164-8683-7320.35 (ii) any breach by Parent, Seller or the Company of a Pre-Closing Covenant; (iii) any breach by Parent, Seller or the Company of a Post-Closing Covenant; and (iv) any fraud on the part of Parent, Seller or the Company; (b) Limitations. (i) No Indemnitee shall be entitled to recover specific Losses for a corresponding Loss that was already included as the same Liability (in all respects) and to the extent such Liability was accurately calculated, depicted and clearly taken into full account in determining the Net Working Capital, Transaction Expenses, Indebtedness clearly taken into account as downward adjustments to the Purchase Price, including with respect to any claim made under this Article VI. (ii) The amount of any Losses that are subject to indemnification under this Article VI will be calculated net of the amount of any insurance proceeds, indemnification payments, or reimbursements actually received by the Indemnitee from third parties in respect of such Losses (net of any costs or expenses incurred in obtaining or enforcing such insurance, indemnification, or reimbursement, including any increases in insurance premiums or retro-premium adjustments resulting from such recovery). If an Indemnitee receives any amounts under applicable insurance policies or third party indemnification or reimbursement payments subsequent to its receipt of an indemnification payment by Parent and/or Seller, then such Indemnitee will, without duplication, promptly reimburse Parent and/or Seller for any payment made by Parent and/or Seller up to the aforementioned net amount received by the Indemnitee (or the proportionate amount to each, based on the pro rata allocation of the amounts paid by each in respect of such Loss). Notwithstanding the foregoing, except as required in order to reasonably mitigate losses, in no event shall an Indemnitee be obligated to commence or maintain any litigation or other proceeding against any third party in respect of any such Loss. (iii) Except for the representations and warranties contained in Article II and the certificate delivered pursuant to Section 5.1(h)(i), Purchaser acknowledges that neither Parent nor Seller has made and will not be deemed to have made (and Purchaser has not relied on and will not rely on) any representation or warranty to Purchaser, express or implied, at Law or in equity. (iv) Parent and Seller shall not be liable to an Indemnitee for, and no Indemnitee shall be entitled to, any indemnification for a Loss pursuant to Section 6.2(a)(ii) and Section 6.2(a)(iii) if, with respect to an individual item of Loss (together with any related series or group of related Losses), such item is less than USD $20,000. (v) In no event with the aggregate liability of Parent and Seller for any indemnification claim under Section 6.2(a)(ii) exceed US $50,000,000. Except in cases of fraud or Parent’s or Seller’s (or both) intentional breach of Section 4.9(a) and (b), in no event will the aggregate Liability of Parent and Seller, jointly and severely, for any indemnification claim exceed the Purchase Price actually received by Seller. (c) Order of Recovery. (i) Except in the case of the Fundamental Representations, Pre-Closing Covenants, Post-Closing Covenants, and fraud and/or as stipulated under Section 6.4, the Indemnitee’s sole and exclusive source of recovery for claims against Seller and its Affiliates under this Agreement will be coverage under the Representation and Warranty Policy. Purchaser expressly waives the right to recover any amount outside of or in excess of the Representation and Warranty Policy for any Loss arising from any breach of any

48 4164-8683-7320.35 representations and warranties other than Fundamental Representations, Pre-Closing Covenants, Post-Closing Covenants, and fraud and/or as stipulated under Section 6.4. (ii) Subject to the limitations in Section 6.2(c)(i), the Indemnitee will only be permitted to recover Losses directly from Parent and/or Seller pursuant to claims under Section 6.2(a) if the coverage under the Representation and Warranty Policy has been exhausted, unless such indemnity claim is being made in respect of fraud. The foregoing shall not limit (A) Parent and Seller’s obligations under Section 6.4 or (B) Indemnitee’s right to seek recovery for any claims under Section 6.2(a)(i) simultaneously (x) under the Representation and Warranty Policy and (y) from Parent, provided, however, that Indemnitee will only be entitled to seek recovery from Parent for any amounts in excess of the aggregate amount then recoverable under the Representation and Warranty Policy. Section 6.3 Indemnification Procedures. Subject to Section 4.9(f) (with respect only to indemnification for breach of Section 4.9(a) and (b)): (a) In the event that an Indemnitee seeks a recovery in accordance with the terms of this Article VI in respect of an indemnification claim, Purchaser (on behalf of such other Indemnitee, if applicable) will deliver a written notice (a “Claim Notice”) to Parent and Seller. Each Claim Notice will, with respect to each indemnification claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the indemnification claim being made, including any amounts that an Indemnitee has paid, incurred, suffered, or sustained, and/or reasonably anticipates that it may pay, incur, suffer, or sustain Losses and (ii) if reasonably practicable under the circumstances, state the aggregate Dollar amount of Losses to which such Indemnitee is entitled to indemnification pursuant to this Article VI that have been incurred, or a good faith preliminary estimate of the aggregate Dollar amount of such Losses reasonably expected to be incurred, by such Indemnitee pursuant to such indemnification claim (the “Claim Amount”). (b) If Parent or Seller wishes to object to the allowance of some or all indemnification claims made in a Claim Notice, Parent or Seller, as applicable must deliver a written objection to Purchaser (on behalf of any Indemnitee), within twenty (20) Business Days after receipt by Parent and Seller of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor. Following receipt by Purchaser of Parent’s or Seller’s written objection, if any, Purchaser (on behalf of any other Indemnitee, if applicable), and Parent or Seller, as applicable, will promptly, and within ten (10) Business Days, meet in order to agree on the rights of the respective parties with respect to each indemnification claim that is the subject of such written objection. If the parties should so agree, (i) a memorandum setting forth such agreement will be prepared and executed by Purchaser (on behalf of any other Indemnitee, if applicable), and Parent or Seller, as applicable, shall as promptly as practicable and within five (5) Business Days following the execution of such memorandum, in accordance with Section 6.3(c) below, pay the agreed amount to Purchaser. In the event that the parties do not prepare and sign such a memorandum or such memorandum does not address in full the written objections timely delivered, within twenty (20) Business Days of receipt by Purchaser (on behalf of any other Indemnitee, if applicable), from Parent or Seller of the written objection, or in the event that such written objection was not provided by Parent or Seller within the abovementioned twenty (20) Business Days timeframe, then Purchaser or Parent or Seller, as applicable, may commence an Action to resolve such dispute and enforce its rights with respect thereto in any court available therefor. (c) Any amount payable by Parent and/or Seller to Purchaser pursuant to Section 6.3(b) above will be paid promptly (but in no event later than five (5) Business Days after the applicable payment obligation accrues) by wire transfer of Dollars in immediately available funds to such account or accounts as may be designated in writing by Purchaser. Any amounts paid to Purchaser, in respect of any indemnification claim asserted on behalf of an Indemnitee other than Purchaser will be received by Purchaser on behalf of such other Indemnitee.

49 4164-8683-7320.35 (d) Third Party Actions. In the event Purchaser becomes aware of a third party claim (a “Third Party Claim”) which Purchaser in good faith believes will result in an indemnification claim pursuant to this Article VI, Purchaser shall notify Parent and Seller of such Third Party Claim by providing a Claim Notice which will be accompanied by copies of any documentation submitted by the third party making such Third Party Claim, if any. Parent and Seller shall be entitled on its expense, to participate in, but not to determine or conduct, the defense of such Third Party Claim. The failure to so notify Parent and Seller shall not relieve Parent and/or Seller of any Liability except to the extent Parent and/or Seller (as applicable) demonstrates that Parent’s and/or Seller’s defense of such action is materially prejudiced thereby. Purchaser shall have the right in its sole discretion to conduct the defense of, and to settle, any Third Party Claim; provided, however, that, if Purchaser settles any such Third Party Claim without the consent of Parent and Seller (which shall not be unreasonably withheld or delayed), then Purchaser shall be entitled to seek indemnification hereunder, however such settlement shall not represent the amount of such Losses indemnifiable hereunder, provided further however that, if Purchaser seeks prior written consent of Parent and Seller to settlement and Parent or Seller shall not have objected within 20 Business Days after such written request (or upon any such written consent by Parent), then such lack of objection (or such consent) shall represent the agreement of Parent and Seller that the Losses incurred in connection therewith shall be indemnifiable hereunder and, for the avoidance of doubt, represent the amount of such Losses. Section 6.4 Representation and Warranty Policy Related Matters. Anything to the contrary herein notwithstanding, Parent (on behalf of itself and Seller) shall pay to Purchaser an amount in cash equal to thirty percent (30%) of any Losses incurred by any of the Indemnitees, as, when and if such amounts are incurred that are subject to the applicable deductible or retention prescribed by the terms of the Representation and Warranty Policy, regardless of whether such Losses are subject to indemnification pursuant to this Article VI, to the extent that either (i) actually paid by Indemnitee as a deductible or retention pursuant to the Representation and Warranty Policy; (ii) the insurer under the Representation and Warranty Policy has determined or acknowledged in writing, including in the settlement or resolution of any disputed claim or Losses, that such Losses are or would be credited against the remaining balance of the deductible or retention prescribed by the terms of the Representation and Warranty Policy, or (iii) it is otherwise finally determined by a court of competent jurisdiction or pursuant to any dispute resolution mechanism included or incorporated into the Representation and Warranty Policy, that such Losses are or would be credited against the remaining balance of the deductible or retention prescribed by the terms of the Representation and Warranty Policy; provided, that Parent’s aggregate liability under this Section 6.4 will be limited to US$ 225,000; provided further, Purchaser’s ability to recover from Parent under this Section 6.4 will be further limited to (x) US$ 225,000 commencing on the Closing Date and expiring on the first anniversary of the Closing Date and (y) US$ 120,000 during the period commencing on the first anniversary of the Closing Date and expiring on the second anniversary of the Closing Date. Examples for illustration purposes only of such payments are attached hereto as Schedule 6.4. Section 6.5 Exclusive Remedy. This Article VI shall be the sole and exclusive remedy of the Indemnitees from and after the Closing Date for any claims arising under this Agreement, including claims of inaccuracy in or breach of any representation, warranty, covenant or agreement; provided, however, that the foregoing clause of this Section 6.5 shall not be deemed a waiver by any party of any right to injunctive relief or specific performance pursuant to this Agreement (including, for the removal of doubt, all remedies under Section 4.9(e) and Section 8.6(f)) or under equitable Law or any other equitable remedy, or any right or remedy arising by reason of any claim of fraud committed by a party with respect to this Agreement. Section 6.6 Tax Treatment of Indemnity Payments and Certain Other Payments. Parent, Seller, Purchaser, and the Company agree to treat any indemnity payment made pursuant to this Article VI and any payment made pursuant to Section 4.12(a), as an adjustment to the Purchase Price for all income tax purposes, except as required by Applicable Law.

50 4164-8683-7320.35 ARTICLE VII TERMINATION Section 7.1 Termination. At any time prior to the Closing, this Agreement may be terminated and the Share Sale abandoned: (a) by mutual written consent of Purchaser and Seller; (b) by either Purchaser or Seller, if the Share Sale shall not have been consummated on or before January 31, 2024 or such other date that Purchaser and Seller may agree upon in writing (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to Seller if a breach of this Agreement by the Company or Seller has resulted in the failure of the Share Sale to be consummated before the Termination Date; and provided, further, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to Purchaser if a breach of this Agreement by Purchaser has resulted in the failure of the Share Sale to be consummated before the Termination Date. (c) by either Purchaser or Seller, if any Law preventing the consummation of the Share Sale shall have become final and non-appealable; (d) by Purchaser if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant, or agreement of Seller contained in this Agreement such that the conditions set forth in Section 5.1(a) would not be satisfied as of the time of such breach or inaccuracy and such breach or inaccuracy has not been cured or cannot be cured upon the earlier of (i) thirty (30) calendar days after written notice thereof to Seller or (ii) the Termination Date; (e) by Seller if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant, or agreement of Purchaser contained in this Agreement such that the conditions set forth in Section 5.2(a) would not be satisfied as of the time of such breach or inaccuracy and such breach or inaccuracy has not been cured or cannot be cured upon the earlier of (i) thirty (30) calendar days after written notice thereof to Purchaser or (ii) the Termination Date; or (f) by Purchaser, if between the date hereof and the Closing, there has been a Material Adverse Effect. The party seeking to terminate this Agreement pursuant to this Section 7.1 (other than Section 7.1(a)) shall give written notice of such termination to the other party. Section 7.2 Effect of Termination. In the event of termination of this Agreement as set forth in Section 7.1, this Agreement shall forthwith become void and there shall be no Liability or obligation on the part of Purchaser, the Company or their respective officers, director, managing directors, shareholders, Affiliates or Representatives; provided, however, that (A) the provisions of this Section 7.2, Section 4.6, Section 4.7 and Article VIII shall remain in full force and effect and survive any termination of this Agreement and (B) nothing herein shall relieve any party hereto from Liability in connection with any breach of such party’s representations, warranties or covenants contained herein. ARTICLE VIII MISCELLANEOUS Section 8.1 Entire Agreement; Assignment; Successors. This Agreement and the other Transaction Documents (A) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (B) may not be assigned by operation of Law or otherwise; provided, however, that Purchaser may assign any or all of its rights and obligations under this Agreement to any Affiliate of Purchaser, but no

51 4164-8683-7320.35 such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment of this Agreement in contravention of this Section 8.1 shall be null and void and of no force or effect. Subject to the preceding sentences of this Section 8.1, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of any other Transaction Document, the terms of this Agreement shall govern. Section 8.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, so long as the economic or legal substance of the transaction contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Section 8.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (A) on the date of delivery if delivered personally, (B) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day courier (or in the case of any recipients sending or receiving notices outside of the United States, then on the second (2nd) Business Day following the date of dispatch) or (C) on the date of delivery if sent by e-mail (with the written notice attached as scanned copy). All notices and other communications hereunder shall be delivered to the addresses set forth below: (a) if to Purchaser, or the Company after the Closing: Camtek Ltd. Attn.: Moshe Eisenberg Ramat Gavriel Ind. Zone P.O.Box 544 Migdal Ha’emek 2309407 Israel with a copy to (which copy shall not constitute notice): Shibolet & Co., Law Firm Attn.: Lior Aviram and Vica Schreiber 4 Yitzchak Sade, Tel Aviv Israel (b) if to the Company (prior to Closing), Parent or Seller: FormFactor, Inc. 7005 Southfront Road Livermore, CA 94551 Attn: Shai Shahar Email: [***] with a copy to (which copy shall not constitute notice): Orrick Herrington & Sutcliffe LLP 405 Howard Street San Francisco, CA 94105

52 4164-8683-7320.35 Attn: Ramy Shweiky; Christoph Rödter; Email: rshweiky@orrick.com; croedter@orrick.com or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Section 8.4 German Terms. Where a German term has been added in parenthesis after an English term, only the meaning of such German term under the substantive laws of the Federal Republic of Germany taking into account the context in which such German terms are used in this Agreement shall be decisive for the interpretation of such English term whenever such English term is used in this Agreement. Section 8.5 Governing Law. This Agreement shall be deemed to be made and in all respects be interpreted, construed and governed by and in accordance with the Laws of the State of New York without regard to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. Section 8.6 Arbitration. Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination, or regarding a breach of this Agreement, shall, subject to Section 4.9(f) and Section 8.6(f), be referred to and settled by arbitration under and in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”), as amended and in effect on the date that demand for arbitration is filed as set forth in Section 8.6(a). Subject to Section 4.9(f) and Section 8.6(f), each party hereto consents to such arbitration as the sole and exclusive method of resolving any such dispute. (a) To initiate arbitration, any party shall submit its notice of arbitration to the International Court of Arbitration and to all other parties. The arbitration proceeding will take place in Paris and will be conducted in the English language. The arbitration panel will consist of three (3) arbitrators, all of whom (including the chairperson) shall be appointed by the International Court of Arbitration pursuant to the ICC Rules. The expenses of the arbitration shall be borne as determined by the arbitral tribunal. The award of the arbitral tribunal shall be final and binding on the parties thereto, including any joined or intervening party, who hereby agree to undertake it without recourse to any judicial proceedings in any jurisdiction whatsoever seeking annulment, setting aside, modification or any diminution or impairment of its terms or effect. (b) Judgment upon any arbitral award rendered may be entered and a confirmation order sought in any court having jurisdiction thereof. Each party hereby consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to its address specified in Section 8.3 or in any other manner permitted by Law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. (c) Any respondent named in a notice of arbitration or counterclaim or cross claim hereunder may join any other party to any arbitral proceedings hereunder; provided that (i) such joinder is based upon a dispute, controversy or claim substantially related to the dispute, controversy or claim in the relevant notice of arbitration or counterclaim or cross claim, and (ii) such joinder is made by written notice to the ICC and to all other parties within either twenty (20) Business Days from the receipt by such respondent of the relevant notice of arbitration or counterclaim or cross claim or such longer time as may be determined by the ICC or the arbitrators. (d) Any party may intervene in any arbitral proceedings hereunder; provided that (i) such intervention is based upon a dispute, controversy or claim substantially related to the dispute, controversy or claim in the relevant notice of arbitration or counterclaim or cross claim and such intervention is accepted by the arbitral tribunal or if the arbitral tribunal has not been appointed, by the ICC, and (ii) such intervention is made by written notice to the arbitral tribunal (if appointed), the ICC and to all other parties within either twenty (20) Business Days from the receipt by such party of the

53 4164-8683-7320.35 relevant notice of arbitration or counterclaim or cross claim or such longer time as may be determined by the ICC or the arbitrators. (e) Any joined or intervening party may make a counterclaim or cross claim against any party; provided that (A) such counterclaim or cross claim is based upon a dispute, controversy or claim substantially related to the dispute, controversy or claim in the relevant notice of arbitration or counterclaim or cross claim, and (B) such counterclaim or cross claim is made by written notice to the arbitral tribunal (if appointed), the ICC and to all other parties within either thirty (30) days from the receipt by such party of the relevant notice of arbitration or counterclaim or such longer time as may be determined by the ICC or the arbitrators. (f) Notwithstanding the forgoing but subject to Section 4.9(f), the parties hereto hereby acknowledge and agree that each party is entitled to an injunction or injunctions to enforce specifically the terms and provisions hereof and may apply to any court having jurisdiction for such injunctive relief, including, but not limited to temporary restraining orders or preliminary injunctions, in addition to any remedy to which the parties may be entitled in any arbitration proceeding or in equity. Section 8.7 Interpretation; Article and Section References. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. All references in this Agreement to Articles, Sections, Subsections, Annexes, Exhibits and Schedules are references to Articles, Sections, Subsections, Exhibits and Schedules, respectively, in and to this Agreement, unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “include” or “including” mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list. Any capitalized terms used in any Annex, Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The English language is the official language of this Agreement and such text of the Agreement shall prevail over any translation thereof. Section 8.8 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns and nothing in this Agreement is intended to or shall confer upon any other Person any legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Section 8.9 Amendment and Modification. This Agreement may be amended, modified or supplemented by the parties at any time by execution of an instrument in writing signed on behalf of all of the parties hereto. Section 8.10 Fees and Expenses. Except as otherwise set forth herein, each of the Company, Parent, Seller and Purchaser will bear its own, and its respective legal, auditors’, financial advisors’, and other representatives’ fees and other expenses in connection with or related to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. Notwithstanding the foregoing and for the avoidance of doubt, (i) the notary fees related to the public deed to be executed at Closing pursuant to Section 1.3(b) shall be borne by Purchaser and (ii) all Closing Transaction Expenses shall be deducted from the Purchase Price as set forth in Section 1.4. Section 8.11 Waivers. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

54 4164-8683-7320.35 Section 8.12 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Section 8.13 Materials Made Available. The parties agree that the words “Made Available” or words of similar import mean that, on or before 8:00 a.m. Central European Time on the second (2nd) Business Day immediately preceding the date of this Agreement, the Company has posted complete and correct copies of such materials to the Data Room and that Purchaser and its Representatives had continuous access to such materials in the Data Room during the two (2) Business Days prior to the date of this Agreement. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page to Share Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement on the date first above written. Camtek IL: CAMTEK Ltd. By: /s/ Rafi Amit______________ Name: Rafi Amit Title: CEO Camtek GER: Citus 49. GmbH By: /s/ Rafi Amit______________ Name: Rafi Amit Title: Managing Director DocuS gn Enve ope ID: 300B959B-7B39-43CC-A202-5320B0C1FA99

[Signature Page to Share Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement on the date first above written. FormFactor, Inc. By: /s/ Mike Slessor_________________ Name: Mike Slessor Title: Chief Executive Officer Company: FRT GmbH By: /s/ Thomas Fries_________________ Name: Thomas Fries Title: Managing Director Seller: FormFactor GmbH By: /s/ Jens Klattenhoof______________ Name: Jens Klattenhoff Title: Managing Director Parent: DocuS gn Enve ope ID: 6EB48A00-4238-4A14-BA00-FC5A49B88F93

A-1 4164-8683-7320.35 ANNEX A CERTAIN DEFINITIONS For the purposes of this Agreement the following capitalized terms shall have the meanings set forth below (which shall apply equally to both the singular and plural forms of such terms): “Accounting Firm” has the meaning set forth in Section 1.7(d). “Accounts Receivables” means accounts receivable, bills receivable, trade accounts, accrued but un-invoiced accounts receivable, refunds and rebates receivable, security, claim, less allowance for doubtful accounts determined on a consistent basis, all in accordance with US GAAP. “Acquisition Proposal” means, with respect to the Company, any agreement, offer, proposal or bona fide indication of interest (other than this Agreement or any other offer, proposal or indication of interest by Purchaser), or any public announcement of intention to enter into any such agreement or of (or intention to make) any offer, proposal or bona fide indication of interest, relating to, or involving: (i) any acquisition or purchase from the Company, or from Seller or Parent, by any Person or group (as such term’s meaning set forth in Section 13(D) of the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and related case law) of any securities of the Company or any merger, consolidation, business combination or similar transaction involving the Company; (ii) any sale, lease, mortgage, pledge, exchange, transfer, license (other than in the ordinary course of business consistent with past practice), acquisition, or disposition of the assets of the Company in any single transaction or series of related transactions, other than in the ordinary course of business consistent with past practice; or (iii) any liquidation, dissolution, recapitalization or other significant corporate reorganization of the Company, or any extraordinary dividend, whether of cash or other property. “Action” means any claim, action, cause of action, suit, litigation, demand, tender of indemnity, inquiry, proceeding, audit or investigation, including by or before any Governmental Entity, or any other arbitration, mediation or similar proceeding of any nature, whether civil, criminal, administrative, regulatory or otherwise. “Additional Employees” means any of the employees listed on Exhibit H who are not Company Employees but shall transfer to Purchaser (or an Affiliate of Purchaser, including the Company) pursuant to the agreement between the Parties effective as of the Closing Date. “Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned Person. For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person, provided, however, that with respect to Parent, Seller or Purchaser, “Affiliate” shall only mean Parent and the Camtek IL (respectively) and any entity controlled by Parent and the Camtek IL (respectively). “Agreement” has the meaning set forth in the Preamble. “Applicable Anti-Corruption Laws” has the meaning set forth in Section 2.24(a). “Applicable Law” means, with respect to any Person, any Law existing as of the date hereof or as of the Closing applicable to such Person or any of its respective properties, assets, managing directors, officers, directors, employees, consultants or agents. “Automatic Transfer Employee” means those Additional Employees who will become employed by Purchaser or one of its Affiliates as of the Closing Date as a result of local employment Laws, including applicable Transfer Regulations, that provide for an automatic transfer by operation of

4164-8683-7320.35 Law of the employment of any such Additional Employees upon the transfer of the Company as a going concern pursuant to the transactions contemplated by this Agreement. “Balance Sheet” has the meaning set forth in Section 2.11. “Benefits” has the meaning set forth in Section 2.13(a)(i). “Business” has the meaning set forth in Section 4.9(a)(i). “Business Day” means a day, other than a Saturday or Sunday, on which banks are open for business in San Francisco (California), Tel Aviv (Israel) and Cologne (Germany). “Business Employees” mean, together, the Company Employees and the Additional Employees. “Carve-Out Employees” means the Company Employees that are listed in Exhibit I. “Cash” means all cash held by the Company. “Claim Amount” has the meaning set forth in Section 6.3(a). “Claim Notice” has the meaning set forth in Section 6.3(a). “Closing” has the meaning the forth in Section 1.3(a). “Closing Cash” means Cash as of the Closing Date. “Closing Date” has the meaning the forth in Section 1.3(a). “Closing Indebtedness” means Indebtedness as of the Closing Date. “Closing Net Working Capital” means Net Working Capital as of the Closing Date. “Closing Net Working Capital Adjustment” means, (i) if the Closing Net Working Capital is an amount between the Target Working Capital Bottom Collar and the Target Working Capital Top Collar, US$ 0, (ii) if the Closing Net Working Capital is an amount equal to or greater than the Target Working Capital Top Collar, an amount equal to Closing Net Working Capital minus Target Working Capital, or (iii) if the Closing Net Working Capital is an amount equal to or less than the Target Working Capital Bottom Collar, an amount equal to Closing Net Working Capital minus Target Working Capital. “Closing Transaction Expenses” means the Transaction Expenses as of the Closing Date. “Code” means the United States Internal Revenue Code of 1986, as amended. “Company” has the meaning set forth in the Preamble. “Company Core Software Assets” means Software that the Company licenses to users or to which the Company provides users access, or that the Company uses, in part or in whole, as a platform to provide services to users, and all Software tools used by the Company to develop, distribute or make available, maintain and enhance, any of the foregoing. “Company Operating Plan” has the meaning set forth in Section 2.10(d). “Company Releasees” has the meaning set forth in Section 4.16(a). “Company Employee” means each individual who is directly employed by the Company at the date hereof or who becomes directly employed by the Company until the Closing Date within the ordinary course of business, with the exclusion of any Additional Employee. “Company Employee Contracts” has the meaning set forth in Section 2.14(b). “Company Forecast” means the Company’s 2023 updated forecast, dated August 22, 2023.

4164-8683-7320.35 “Company Intellectual Property Rights” has the meaning set forth in Section 2.17(a)(iv). “Company Permits” has the meaning set forth in Section 2.9(b). “Company Privacy Policy” means each written information security plan, and each published or internal, past or present privacy policy of the Company, including any policy or practice relating to: (A) the privacy of users of any website of the Company; (B) the collection, storage, disclosure and transfer of any User Data or Personal Data; and (C) any employee information. “Company Products” means all products and services (including manufacturing and design services) manufactured, designed, developed, distributed, hosted, sold, marketed, licensed, supplied, or otherwise provided or offered to actual or potential customers or currently supported by the Company, by or for the Company (including all models, versions and releases thereof, whether already distributed or provided, under development, planned or conceived, or otherwise), together with any related documentation, materials, or information, including the Company Core Software Assets. “Company Software” means Software that is (or that the Company purports is) owned in whole or in part by or exclusively licensed in whole or part to the Company. “Confidentiality Agreement” means the Non-Disclosure Agreement, dated February 5, 2023, between the parties. “Confidential Information” has the meaning set forth in the Confidentiality Agreement. “Continuing Contractors” has the meaning set forth in Section 4.10(g). “Consulting Agreement” has the meaning assigned in the preamble of this Agreement. “Contract” means any contract, agreement, instrument, option, lease, license, sales and purchase order, warranty, note, bond, mortgage, indenture, obligation, commitment, binding application, and all other agreements commitments, arrangement or understanding, whether written or oral, express or implied, in each case as amended and supplemented from time to time. “Copyrights” means any U.S. and non-U.S. copyrights and rights in mask works (including any registrations and applications therefor and whether registered or unregistered), database rights, moral rights, neighboring rights and similar intellectual property rights, including any of the foregoing that may vest in any design or other Trademark, and all other rights with respect to Works of Authorship, and all registrations thereof and applications for registration thereof. “Covenant Expiration Date” has the meaning set forth in Section 6.1(b)(iii). “Cure Period” has the meaning set forth in Section 4.9(f)(ii). “Data Protection Laws” means all Applicable Laws, third party contractual terms and Company Privacy Policies relating to privacy, data protection and data security, including with respect to the collection, storage, transmission, transfer (including cross-border transfers), disclosure and use of User Data and Personal Data. “Data Room” means the virtual data room hosted by iDeals from June 5, 2023 to September 16, 2023. “Deferred Revenue” means all deferred revenue, unearned revenue and all amounts received or invoiced in advance of performance under contracts, or otherwise received for goods or services not yet provided, and not yet recognized as revenue. “Designated Account” has the meaning set forth in Exhibit D. “Disclosure Schedule” has the meaning set forth in the introduction of Article II. “DPLTA Financial Statement” has the meaning set forth in Section 4.4(d).

4164-8683-7320.35 “DPLTA Seller Claim” has the meaning set forth in Section 4.4(d). “DPLTA Seller Liability” has the meaning set forth in Section 4.4(d). “DPLTA Termination Date” has the meaning set forth in Section 4.4(b). “Dollars” means the lawful currency of the United States of America, and all references to monetary amounts herein shall be in Dollars unless otherwise specified herein. “Economic Sanctions” means the economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted, or enforced by any Sanctions Authority. “Employee Contract Templates” has the meaning set forth in Section 2.14(b). “Employee Plans” has the meaning set forth in Section 2.13(a). “Employment Arrangements” has the meaning set forth in the Recitals. “Encumbrance” means any charge, claim, limitation, condition, equitable interest, mortgage, lien, option (including any right to acquire, right of pre-emption or conversion), pledge, hypothecation, license, security interest, title retention, easement, encroachment, right of first refusal or negotiation, adverse claim or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership, or any agreement to create any of the foregoing; provided, however, that the term “Encumbrance” shall not include (i) statutory liens for Taxes that are not yet due and payable or are being contested in good faith by any appropriate proceedings and for which adequate reserves have been established on the Company Balance Sheet in accordance with US GAAP, (ii) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens (all such Encumbrances, “Permitted Encumbrances”). “Environmental Law” means any Applicable Laws relating to (i) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; (iii) pollution or protection of the environment, health, safety or natural resources; or (iv) disposal or recycling of Company Products. “Environmental Permits” has the meaning set forth in Section 2.16(b). “Equity Incentives” has the meaning set forth in Section 4.10(f). “Estimated Closing Cash” has the meaning set forth in Section 1.5(a). “Estimated Closing Indebtedness” has the meaning set forth in Section 1.5(a). “Estimated Closing Net Working Capital” has the meaning set forth in Section 1.5(a). “Estimated Closing Net Working Capital Adjustment” means, (i) if the Estimated Closing Net Working Capital is an amount between the Target Working Capital Bottom Collar and the Target Working Capital Top Collar, US$ 0, (ii) if the Estimated Closing Net Working Capital is an amount equal to or greater than the Target Working Capital Top Collar, an amount equal to Estimated Closing Net Working Capital minus Target Working Capital, or (iii) if the Estimated Closing Net Working Capital is an amount equal to or less than the Target Working Capital Bottom Collar, an amount equal to Estimated Closing Net Working Capital minus Target Working Capital. “Estimated Purchase Price” has the meaning set forth in Section 1.4. “Estimated Transaction Expenses” has the meaning set forth in Section 1.5(a). “Excluded Employees” has the meaning set forth in Section 4.10(a).

4164-8683-7320.35 “Export Control Laws” means (i) all U.S. import and export Laws (including those Laws under the authority of U.S. Departments of Commerce (Bureau of Industry and Security) codified at 15 CFR, Parts 700-799; Homeland Security (Customs and Border Protection) codified at 19 CFR, Parts 1-199; State (Directorate of Defense Trade Controls) codified at 22 CFR, Parts 103, 120-130; and Treasury (Office of Foreign Assets Control) codified at 31 CFR, Parts 500-599) and (ii) all comparable Applicable Laws outside the United States. “Financial Statements” has the meaning set forth in Section 2.10. “Fundamental Claims Expiration Date” has the meaning set forth in Section 6.1(b)(i). “fraud” means common law fraud under New York law in the making of a specific representation or warranty expressly set forth in this Agreement. “Fundamental Representations” mean, collectively, Section 2.1 (Ownership of the Shares), Section 2.2 (Authority), Section 2.3 (Organization and Qualification), Section 2.6 (Insolvency) Section 2.8 (Capitalization), and Section 2.27 (Brokers). “German Transfer Deed” has the meaning set forth in Section 1.3(b)(iii). “GmbHG” means the German Act on Companies with Limited Liability (Gesetz betreffend die Gesellschaften mit beschränkter Haftung). “Government Contract” means (i) any Contract of the Company or pursuant to which its properties are assets are bound to which any Governmental Entity is party or is otherwise bound and (ii) any Contract pursuant to which the Company participates in any program involving a Governmental Entity or is entitled to any right or benefit (including Tax subsidies) provided by any Governmental Entity. “Government Officials” has the meaning set forth in Section 2.24(b). “Governmental Entity” means any federal, national, supranational, state, provincial, local or similar government, governmental, regulatory, administrative or quasi-governmental authority, branch, office agency, commission or other body, or any court, tribunal, or arbitral or judicial body (including any grand jury), whether domestic or foreign. “Governmental Order” means any executive order, injunction, judgment, decree, writ, order or other requirement issued by any Governmental Entity, or pursuant to any binding arbitration, mediation or similar proceeding. “Hazardous Substances” means (i) those substances defined in or regulated under the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act, and their state counterparts, as each may be amended from time to time, and all regulations thereunder; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; (v) any other pollutant or contaminant; and (vi) any substance, material or waste regulated by any Governmental Entity pursuant to any Environmental Law. “HMT” means Her Majesty’s Treasury. “ICC Rules” has the meaning set forth in Section 8.6. “Inbound License Agreement” means any agreement granting to the Company any license or other right in, any right to use or otherwise practice or exploit, or any covenant not to sue for infringement or misappropriation of, any Intellectual Property Right or Technology.

4164-8683-7320.35 “Indebtedness” means the sum of the following: (i) indebtedness of the Company for borrowed money, including convertible debt; (ii) obligations of the Company evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of the Company in respect of letters of credit or other similar instruments (or reimbursement agreements in respect thereof) or banker’s acceptances; (iv) any acceleration, termination fees, pre-payment fees, balloons or similar payments on any of the foregoing; (v) liabilities and provisions for Taxes; (vi) all accrued interest on any of the foregoing; (vii) all obligations in respect of Deferred Revenue, (viii) all intercompany payables for distributions declared but not paid in accordance with pooling arrangement and any tax amounts which arises or is incurred in respect of such payment or declaration prior to Closing (ix) “change of control” bonuses, retention bonuses and any earn-out or other deferred payments owed as a result of the Transaction; and (x) all obligations to pay severance or termination pay or benefits (and any related Taxes payable by the Company) relating to the termination of employment or service of any employee, director or independent contractor of the Company occurring prior to the Closing. Notwithstanding the foregoing, “Indebtedness” shall not include (y) Transaction Expenses, or (z) except as provided in clause (v) of this sentence, accounts payable not yet due, trade payables and similar liabilities or accruals that do not represent indebtedness for borrowed money and are incurred in the ordinary course of business consistent with past practice. “Indemnitees” has the meaning set forth in Section 6.2(a). “Insurance Policies” means insurance policies held by the Company. “Intellectual Property Rights” means any and all rights (anywhere in the world, whether statutory, common law or otherwise) relating to, arising from, or associated with intellectual property or industrial property, including (i) Patents; (ii) Copyrights; (iii) Technology; (iv) other rights with respect to Software, including registrations thereof and applications therefor; (v) industrial design rights and registrations thereof and applications therefor; (vi) rights with respect to Trademarks, and all registrations thereof and applications therefor; (vii) rights with respect to Domain Names, including registrations thereof and applications therefor; (viii) rights with respect to Trade Secrets, including rights to limit the use or disclosure thereof by any Person; (ix) rights with respect to Databases, including registrations thereof and applications therefor; (x) publicity and privacy rights, including all rights with respect to use of a Person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and personal information and materials; and (xi) any rights equivalent or similar to any of the foregoing. “Intercompany Receivables” means accounts receivables billed by the Company or by Parent or their Affiliates on behalf of the Company, which are outstanding all in accordance with US GAAP. “Interim Financial Statements” has the meaning set forth in Section 2.10. “Inventory” means raw materials, semi-finished and finished goods inventory, all spare parts held in third party or related party warehouses, less provision for obsolescence determined on a consistent basis, all in accordance with US GAAP. “Israeli Sanctions” means economic or financial sanctions, restrictive measures, trade embargoes or sanctions-related export control laws imposed, administered or enforced from time to time by any Israeli sanctions authority, including the Israeli Ministry of Finance and the Israeli Ministry of Defense. “Key Employees” has the meaning set forth in the Recitals. “Labor and Employment Laws” means all Applicable Laws regarding labor and employment, including those related to employment practices, classification of employees, terms and conditions of employment, wages and hours, leaves of absence, collective bargaining, equal opportunity, occupational health and safety, workers’ compensation, immigration, individual and collective consultation, notice of termination and redundancy and the payment of social security and other Taxes, in each case.

4164-8683-7320.35 “Law” means any statute, law, treaty, ordinance, regulation, directive, rule, code, executive order, injunction, judgment, decree, writ, order or other requirement, including any successor provisions thereof, of any Governmental Entity. “Leased Real Property” means all Real Property leased, subleased or licensed to the Company or which the Company otherwise has a right or option to use or occupy. “Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person. “Losses” means, solely to the extent reasonably foreseeable, any and all deficiencies, judgments, settlements, Actions, assessments, Liabilities, Taxes, losses, damages, interest, fines, penalties, costs, expenses (including legal, accounting and other costs and expenses of professionals), any of the foregoing or matters arising out of or relating to the foregoing, and in seeking indemnification therefor and interest on any of the foregoing from the date incurred until paid at the prime rate published from time to time by the Wall Street Journal. “Made Available” has the meaning set forth in Section 8.13. “Material Adverse Effect” means any event, circumstance, occurrence, change, effect or fact (each, an “Effect”) that, individually or in the aggregate, results in or would reasonably be expected to result in, a material adverse effect on or a material adverse change in the business, Liabilities, properties, assets, condition (financial or otherwise), operations or results of operations of the Company; provided, however, that the following will not be taken into account in determining whether there has been a Material Adverse Effect: (i) any Effect demonstrated by the Company to be directly caused by actions expressly required to be taken (or omitted to be taken) under this Agreement (to which the Company fully complies and within the limits of the specific terms thereunder) and, in all respects, in mere compliance thereof; (ii) any Effect that has persisted before (unless stipulated otherwise hereinafter) or will occur after the date hereof following or resulting from geopolitical conditions, any outbreak or escalation of war (including Russia’s war against Ukraine) or major hostilities or any act of sabotage or terrorism or natural or man-made disasters or other force majeure events (including pandemics); (iii) changes generally affecting the U.S. or global economy, financial or securities markets; (iv) changes generally affecting the industry and markets in which the Company operates; (v) any change after the date hereof of any Law, GAAP or any other accounting standard applicable to the Company or any of its properties, or the enforcement or interpretation thereof; (vi) the failure by the Company to achieve any financial projection (but not the underlying causes thereof); (vii) the announcement, execution or delivery of this Agreement or the pendency or consummation of the transactions contemplated hereby; (viii)(A) any action taken by Parent, Seller or the Company at Purchaser’s written direction or (B) the failure to take any action referred to in Section 4.2 that was not taken by Parent, Seller or the Company because Purchaser withheld its consent (provided that such consent was not reasonably withheld by Purchaser); or (ix) any action by the Company that is expressly contemplated by this Agreement. “Material Contracts” has the meaning set forth in Section 2.21(a). “Net Working Capital” means (a) the aggregate amount of the current assets of the Company; minus (b) the aggregate amount of the current liabilities of the Company (with exception of Deferred Revenues and other current liabilities which are not in the ordinary course of business), in each case, in line with the illustration set forth in Schedule A-2 and calculated in accordance with US GAAP. “Notice of Disagreement” has the meaning set forth in Section 1.7(b). “OFAC” means the Office of Foreign Assets Control.

4164-8683-7320.35 “Offered Employees” means each Additional Employee who is not an Automatic Transfer Employee. “Open Source Technology” means Software or other subject matter that is distributed under an open source license or freeware or trial ware or other similar licensing model such as (by way of example only) the GNU General Public License, GNU Lesser General Public License, Apache License, Mozilla Public License, BSD License, MIT License, Common Public License, any derivative of any of the foregoing licenses, any other license approved as an open source license by the Open Source Initiative, or any license that requires, as a condition of exploitation, that other Software that is integrated or bundled with, linked with, used in the development or compilation of, or otherwise used in or with such Software, be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works, or (iii) made available in connection with any license, sublicense or distribution of such Software at no charge or minimal charge. “Outbound License Agreement” means any agreement under which the Company grants licenses or other rights in, rights to use or otherwise practice or exploit, or any covenants not to sue for infringement or misappropriation of, any Intellectual Property Right, including Open Source Technology. “Owned Real Property” means Real Property and any rights equivalent to real property (grundstücksgleiche Rechte) including condominiums (Wohnungseigentum), hereditary building rights (Erbbaurechte), usufruct of real property (Nießbrauch) and buildings on third party property (Bauten auf fremden Grundstücken) owned in whole or in part by the Company. “Patents” means any U.S. and non-U.S. patents and patent applications (including any continuations, continuations in part, divisionals, reissues, renewals and applications for any of the foregoing), inventor’s certificates, utility model rights and similar rights, petty patents and applications therefor, including all rights to sue and collect damages for past, present and future infringements thereof. “Permits” means any permits, licenses, franchises, approvals, certificates, consents, waivers, qualifications, concessions, exemptions, variances, orders, registrations, notices or other similar authorizations of any Governmental Entity. “Permitted Business Combination” has the meaning set forth in Section 4.9(b)(ii). “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity including any Governmental Entity. “Personal Data” means any information that relates to an identified or identifiable individual, or that may be used to identify an individual, including name, street address, telephone number, email address, photograph, social security number, driver’s license number or data collected through an automated license plate recognition system, passport number, financial account information, username and password combinations or customer or account number. “Post-Closing Covenants” has the meaning set forth in Section 6.1(b)(iii). “Post-Closing Covenant Expiration Date” has the meaning set forth in Section 6.1(b)(iii). “Post-Closing Statement” has the meaning set forth in Section 1.7(a). “Pre-Closing Covenants” has the meaning set forth in Section 6.1(b)(iii). “Pre-Closing Covenant Expiration Date” has the meaning set forth in Section 6.1(b)(iii). “Pre-Closing Period” has the meaning set forth in Section 4.1. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date including the portion of any Straddle Period ending on the Closing Date.

4164-8683-7320.35 “Prohibited Person” means a Person that is (A) listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List; (B) located in, incorporated under the Laws of, or owned (directly or indirectly) controlled by, or acting on behalf of, a person located in or organized under the Laws of a country or territory that is the target of country-wide or territory-wide Economic Sanctions; or (C) otherwise the target of Economic Sanctions. “Purchase Price” has the meaning set forth in Section 1.4. “Purchaser” has the meaning set forth in the Preamble. “Purchaser Employee Liability” has the meaning set forth in Section 4.10(b). “Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, including all electrical, mechanical, plumbing and other building systems, fire protection, security and surveillance systems, telecommunications, computer, wiring, and cable installations, utility installations, water distribution systems, and landscaping, together with all easements and other rights and interests appurtenant thereto (including air, oil, gas, mineral, and water rights). “Related Party” with respect to any specified Person, means: (i) any Affiliate of such specified Person, or any managing director, director, executive officer, general partner or managing member of such Affiliate; (ii) any Person who serves as a managing director, director, executive officer, partner, member or in a similar capacity of such specified Person; (iii) any Immediate Family member of a Person described in clause (ii); or (iv) any other Person who holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s Immediate Family, more than five percent (5%) of the outstanding equity or ownership interests of such specified Person. For the purposes of this definition, “Immediate Family,” with respect to any specified Person, means such Person’s spouse, parents, children and siblings, including adoptive relationships and relationships through marriage, or any other relative of such Person that shares such Person’s home. “Representation and Warranty Policy” means the representation and warranty insurance policy taken out by Purchaser from Beazley Furlonge Ltd. dated September 17, 2023, attached hereto as Exhibit G, which will be bound immediately at the signing of the Agreement. “Representatives” means, subject to any expansion under this Agreement, with respect to any Person, such Person’s managing directors, officers, directors, principals, employees, advisors, auditors, agents, bankers and other representatives. “Required Disclosing Party” has the meaning set forth in Section 4.6(a). “Resolution Period” has the meaning set forth in Section 4.9(f)(iii). “Restricted Period” has the meaning set forth in Section 4.9(a). “Restructured Assets” has the meaning set forth in Section 4.18(a). “Restructuring Activities” has the meaning set forth in Section 4.18(a). “Sanctions Authority” means any of: (A) the United States Government; (B) the United Nations; (C) the United Kingdom; or (D) the European Union; and includes any government entity of any of the above, including, but not limited to, OFAC, the United States Department of State, and HMT. “Sanctions List” means (A) the List of Specially Designated Nationals and Blocked Persons maintained by OFAC; (B) the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by HMT; or (C) any similar list maintained by, or public announcement of Sanctions designation made by, any other Sanctions Authority. “Seller” has the meaning set forth in the Preamble.

4164-8683-7320.35 “Seller Employee Liabilities” has the meaning set forth in Section 4.10(b). “Seller Releasees” has the meaning set forth in Section 4.16(b). “Seller’s Knowledge” or any similar phrase means, with respect to any fact or matter, the knowledge, after due and diligent inquiry, of the managing directors and the employees of Parent, Seller and/or Company set forth in Schedule A-1; provided, however, for purposes of the first sentence of Section 2.14(e), the first sentence of Section 2.16(b), the second sentence of Section 2.17(c), Section 2.18(a) and Section 2.18(c), “Seller’s Knowledge” or any similar phrase means the knowledge, after due and diligent inquiry, of any fact or matter learned by the managing directors and the employees of Parent, Seller and/or Company set forth in Schedule A-1 at or in connection with due diligence, negotiations and/or the execution of the sale and purchase agreement regarding all shares in the Company, dated October 9, 2019 or thereafter. “Share Sale” has the meaning set forth in the Recitals. “Shares” has the meaning set forth in the Recitals. “Short Fiscal Year” has the meaning set forth in Section 4.4(b). “Software” means any and all (i) computer programs, including any and all software implementations of algorithms, heuristics, models and methodologies, whether in source code or object code, (ii) testing, validation, verification and quality assurance materials, (iii) databases, conversions, interpreters and compilations, including data and any collections of data, whether machine readable or otherwise (“Databases”), (iv) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (v) all documentation, including user manuals, web materials and architectural and design specifications and training materials, relating to any of the foregoing, (vi) software development processes, practices, methods and policies recorded in permanent form, relating to any of the foregoing, and (vii) performance metrics, sightings, bug and feature lists, build, release and change control manifests recorded in permanent form, relating to any of the foregoing. “Straddle Period” means any Tax period beginning on or before and ending after the Closing Date. “Subrogation Waiver” has the meaning set forth in Section 4.15. “Systems” means the computer, information technology and data processing systems, facilities and services used by or for the Company, including all Software, hardware, networks, communications facilities, platforms and related systems and services, whether outsourced, cloud based or otherwise. “Target Working Capital” means [***]. “Target Working Capital Bottom Collar” means an amount equal to .97 multiplied by the Target Working Capital. “Target Working Capital Top Collar” means an amount equal to 1.03 multiplied by the Target Working Capital. “Tax” means (i) all direct and indirect statutory, governmental, federal, state, local, municipal, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, unclaimed property, escheat, windfall profits, customs, duties or other taxes, contributions, rates, levies (including social security), fees, assessments or charges of any kind whatsoever, whether disputed or not, together with any interest and any penalties, additions to tax or additional amounts with respect thereto or in lieu thereof, (ii) any Liability for payment of amounts described in clause (i) whether as a result of transferee or successor Liability, of being a member of an affiliated, consolidated, combined, unitary or similar group for any period, or otherwise, and (iii) any Liability for the payment of amounts described in clauses (i) or (ii) as a result

4164-8683-7320.35 of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person. “Tax Item of Seller’s Interest” has the meaning set forth in Section 4.12(c). “Tax Return” means any written or electronic return, certificate, declaration, notice, report, statement, information statement and document filed or required to be filed with respect to Taxes, amendments thereof, and schedules and attachments thereto. “Tax Returns of Seller’s Interest” has the meaning set forth in Section 4.12(c). “Taxing Authority” means any Governmental Entity having authority with respect to the assessment, collection and enforcement of Taxes. “Technology” means any and all (i) technology, formulae, algorithms, procedures, processes, methods and methodologies, models, techniques, know how, ideas, creations, concepts, inventions, discoveries, improvements, and invention disclosures (whether patentable or unpatentable and whether or not reduced to practice); (ii) technical, engineering, manufacturing, product, marketing, servicing, financial, supplier, personnel and other information and materials; (iii) customer lists, customer contact and registration information, customer correspondence and customer purchasing histories; (iv) specifications, designs, models, devices, prototypes, schematics and development tools; (v) Software, websites, user interfaces, content, images, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter or subject matter entitled to mask work protection (“Works of Authorship”); (vi) domain names, uniform resource locators and other names and locators associated with the Internet (“Domain Names”); (vii) social media and mobile communications accounts, identifiers, user names, handles or short code designations (“Social Media”); and (viii) Trade Secrets. “Termination Date” has the meaning set forth in Section 7.1(b). “Third Party Claim” has the meaning the forth in Section 6.3(d). “Top Customers” has the meaning set forth in Section 2.26(a). “Top Distributors” has the meaning set forth in Section 2.26(a). “Top Suppliers” has the meaning set forth in Section 2.26(a). “Trade Secrets” means any information, including any formula, pattern, compilation, program, device, method, technique, or process, that (x) derives independent economic value, actual or potential, from not being generally known to the public or to other Persons who can obtain economic value from its disclosure or use and (y) is the subject of efforts to maintain its secrecy. “Trademarks” means any U.S. and non-U.S. (including state, national or supranational) registered and unregistered trademarks, service marks, trade dress, trade names, domain names, general intangibles of like nature, and other indicia of source, origin, endorsement, sponsorship or certification, designs, industrial designs, product packaging shape, and other elements of product and product packaging appearance together with all registrations and applications for registration of any of the foregoing and all goodwill related to any of the foregoing. “Transfer Regulations” means, the Transfer of Undertaking (Protection of Employment) Regulations 2006 and any other Law implementing in any jurisdiction the European Council Directive 2001/23/EC on the approximation of the Laws of EU Member States relating to the safeguard of employees’ rights in the event of transfer of undertakings, business or parts of undertakings or businesses as amended or replaced from time to time, or any Law of the same or similar effect in any jurisdiction. “Transaction Documents” means this Agreement, the Disclosure Schedule, the Employment Arrangements, the Consulting Agreement, and, in each case, including all schedules and exhibits,

4164-8683-7320.35 certificates, documents and instruments contemplated thereto made in accordance with the respective terms hereof and thereof. “Transaction Expenses” means (a) the aggregate amount of all unpaid legal, Tax, accounting, financial advisory, investment banking, and other professional fees and expenses incurred by the Company in connection with the consummation of the Share Sale contemplated hereby, (b) all unpaid bonuses, incentive compensation, commissions, termination payments, retention or other change in control, separate, tax gross up or other transaction-related payments to be paid by the Company to any employee or service provider in connection with the transactions contemplated by this Agreement (whether or not in connection with any other contingency (including any termination of service)), including the employer portion of any Taxes relating to such payments; (c) one-half of the costs and expenses relating to the Representation and Warranty Policy, including the total premium, underwriting costs, and brokerage commissions in an amount not to exceed US$ 229,200 (total premium, including underwriting fees and taxes: US$ 458,400) and as stipulated in Section 6.4; and (d) any Taxes incurred or payable on any of the foregoing. “Transfer Taxes” means any statutory, governmental, federal, state, local, municipal, foreign and other transfer, documentary, real estate transfer, mortgage recording, gross receipts, sales, use, stamp, registration, value-added and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the transactions contemplated by this Agreement. “Transferred Employee” has the meaning set forth in Section 4.10(a). “US GAAP” means generally accepted accounting principles in effect from time to time in the United States of America. “Unvested Equity Incentives” has the meaning set forth in Section 4.10(f). “Unvested RSUs” has the meaning set forth in Section 4.10(f). “User Data” means any Personal Data or other data or information collected by or on behalf of the Company related to users of the Company Products, including from users of any website or online offering of the Company. “VAT” has the meaning set forth in Section 2.20(p).

Exhibits and Schedules Omitted